                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:
     [ ] Preliminary information statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
     [X] Definitive information statement

--------------------------------------------------------------------------------


                       Summit Properties Partnership, L.P.
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

----------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

----------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

----------------------------------------------------

(5)      Total fee paid:

----------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

---------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

---------------------------------------------------

(3)      Filing Party:

---------------------------------------------------

(4)      Date Filed:

---------------------------------------------------

SUMMIT PROPERTIES PARTNERSHIP, L.P.
212 SOUTH TRYON STREET, SUITE 500
CHARLOTTE, NORTH CAROLINA 28281


To Limited Partners of Summit Properties Partnership, L.P. ("SPPLP"):


         This letter and the accompanying Information Statement are being provided by Summit Properties Inc. (the "General Partner"), the general partner of SPPLP, in order to notify the limited partners of SPPLP (the "Limited Partners") of the impending adoption and effectiveness of (i) an Eighteenth Amendment (the "Eighteenth Amendment") to SPPLP's Agreement of Limited Partnership (the "Partnership Agreement") and (ii) the amendment and restatement of the Partnership Agreement as described below.


Eighteenth Amendment

         The Eighteenth Amendment will eliminate the preemptive rights of certain Limited Partners currently contained in the Partnership Agreement. The Partnership Agreement provides that an Amendment will be adopted and effective as an amendment to the Partnership Agreement upon approval by the General Partner and consent by the holders of a majority of the common units of SPPLP. The General Partner has proposed and approved the Eighteenth Amendment and is submitting the proposal to the Limited Partners. The General Partner, as the holder of a majority of the common units of SPPLP entitled to vote, will consent to the Eighteenth Amendment. Accordingly, your consent is not required and is not being solicited in connection with the Eighteenth Amendment.

Restatement of Partnership Agreement

         Simultaneous with the effectiveness of the Eighteenth Amendment, the Partnership Agreement will be amended and restated to incorporate all prior amendments (including the Eighteenth Amendment) to the resulting Amended and Restated Partnership Agreement, to make minor conforming changes and to eliminate certain outdated provisions. The Partnership Agreement grants the General Partner the authority to so amend and restate the Partnership Agreement. Accordingly, your consent is not required and is not being solicited in connection with such actions.

         Notwithstanding the fact that your consent is not being solicited in connection with either the Eighteenth Amendment or the amendment and restatement of the Partnership Agreement, you are hereby being furnished with the attached Information Statement notifying you of such actions.


                                     Very truly yours,

                                     SUMMIT PROPERTIES INC.,
                                     as general partner of
                                     Summit Properties Partnership, L.P.



                                     William F. Paulsen
                                     Co-Chairman of the Board and
                                     Chief Executive Officer

Charlotte, North Carolina
May 3, 2000

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                        212 SOUTH TRYON STREET, SUITE 500
                         CHARLOTTE, NORTH CAROLINA 28281

                              INFORMATION STATEMENT
                                  MAY 3, 2000

                               GENERAL INFORMATION

         This Information Statement is furnished by Summit Properties Inc. ("SPI" or the "General Partner"), the general partner of Summit Properties Partnership, L.P. ("SPPLP"), to notify the limited partners of SPPLP (the "Limited Partners") of (i) the impending adoption and effectiveness of a proposed amendment to Section 4.4 of the SPPLP Agreement of Limited Partnership (the "Partnership Agreement") that will eliminate any preemptive rights in the event of (a) any additional capital contributions or loans to SPPLP or (b) the issuance or sale of any partnership units or other partnership interests of SPPLP ("Partnership Units") (the "Eighteenth Amendment") and (ii) the simultaneous amendment and restatement of the Partnership Agreement to incorporate all amendments to the Partnership Agreement, make minor conforming changes and eliminate certain outdated provisions. This Information Statement is furnished by the General Partner pursuant to Section 14.1 of the Partnership Agreement and in accordance with the requirements set forth in Regulation 14C under the Securities Exchange Act of 1934, as amended.


                WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND
              YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

         This Information Statement and the accompanying letter to the Limited Partners are first being sent to Limited Partners on or about May 3, 2000. Only Limited Partners holding Common Units (as defined in the Partnership Agreement) are entitled to notice of and to vote on the Eighteenth Amendment.

         Under the Partnership Agreement, the Eighteenth Amendment will be adopted and effective as an amendment to the Partnership Agreement if (i) it is approved by the General Partner and (ii) it receives the Consent (as defined in the Partnership Agreement) of the majority of the Common Units of the Limited Partners (including such interests held by SPI).

         As of May 1, 2000, there were 112 Limited Partners holding an aggregate of 30,535,106 Common Units entitled to vote on the Eighteenth Amendment. SPI, in its capacity as a Limited Partner, holds 26,227,354 of such Common Units or 85.9 percent of all of the issued and outstanding Partnership Interests held by Limited Partners entitled to vote on the Eighteenth Amendment. The General Partner has approved the Eighteenth Amendment and SPI in its capacity as Limited Partner will consent to the Eighteenth Amendment. Because SPI holds a majority of the Common Units of the Limited Partners, the Eighteenth Amendment will be adopted and effective on or after May 23, 2000.

         Additionally, the Partnership Agreement grants the General Partner the authority to amend the Partnership Agreement to facilitate or implement a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect. The General Partner believes that the above-referenced amendment and restatement of the Partnership Agreement (A) inconsequentially changes the Partnership Agreement and (B) does not adversely affect the Limited Partners in any material respect. Accordingly, the General Partner will so amend and restate the Partnership Agreement. In connection therewith, however, the Partnership Agreement requires that the General Partner provide notice of such restatement of the Partnership Agreement to all of the Limited Partners.

         Thus, for the reasons stated above, this Information Statement is not soliciting your consent to either the Eighteenth Amendment or the amendment and restatement of the Partnership Agreement. This Information Statement, however, shall serve to notify all Limited Partners of the impending effectiveness of such actions.

             EIGHTEENTH AMENDMENT TO SPPLP'S PARTNERSHIP AGREEMENT
                            RELATING TO SECTION 4.4


         The General Partner of SPPLP has approved, and SPI as the holder of the majority of the Common Units of the Limited Partners entitled to vote will Consent to, the Eighteenth Amendment that amends Section 4.4 of the Partnership Agreement ("Section 4.4") by eliminating all preemptive rights of the Limited Partners thereunder.

         The features and purpose of the Eighteenth Amendment of the Partnership Agreement are summarized below. This summary is qualified by reference to the text of the Eighteenth Amendment (attached hereto as Exhibit A), as well as the text of Section 4.4 as currently in effect (attached hereto as Exhibit B).

         Section 4.4 currently provides that in general, no person shall have any preemptive, preferential or other similar right in the event that (a) additional capital contributions (i.e., any cash, cash equivalents or contributed property) or loans are made to SPPLP; or (b) there is an issuance or sale of any Partnership Interests (i.e., an ownership interest in the partnership) or Partnership Units (i.e., a fractional, undivided share of the Partnership Interest). Section 4.4, however, grants certain Limited Partners a preemptive right in the case of a capital contribution made in connection with
(i) issuances of additional Partnership Interests and (ii) any contribution of proceeds to SPPLP by the General Partner emanating from the issuance of REIT Shares (i.e., shares of common stock of the General Partner, par value $.01 per share) (collectively a "Triggering Capital Contribution"). Accordingly, if a Triggering Capital Contribution is made, certain Limited Partners have the right to obtain additional SPPLP Partnership Units in exchange for a contribution in an amount equal to such Limited Partner's percentage interest of the total outstanding Common Units of SPPLP multiplied by such Triggering Capital Contribution. The amount of any Triggering Capital Contribution made to SPPLP is then reduced by the aggregate amount of contributions made by Limited Partners pursuant to such preemptive rights.

         The Eighteenth Amendment eliminates such preemptive rights, such that in no event shall any person have any preemptive, preferential or other similar rights.

         In approving the Eighteenth Amendment, the General Partner notes that such preemptive rights could interfere with SPPLP's current financing strategy with respect to acquisitions of communities or properties. In certain acquisitions of communities or properties, SPPLP will, among other forms of consideration, issue Partnership Units to the seller. Under current Section 4.4, such issuance of Partnership Units would trigger the Limited Partners' preemptive rights. If Limited Partners were to exercise their preemptive rights,
Section 4.4 would require SPPLP to reduce the amount of Partnership Units issued to such seller by the aggregate amount of Partnership Units issued to such Limited Partners. Accordingly, SPPLP would be forced to provide such Seller with a substitute form of consideration in place of the Partnership Units issued to the Limited Partners that exercised their preemptive rights. The General Partner believes that such interference coupled with the potential related administrative burdens outweighs any benefit associated with such preemptive right. Accordingly, the General Partner believes that amending SPPLP's Partnership Agreement to remove the preemptive rights contained in Section 4.4 is in the best interests of SPPLP.

                  RESTATEMENT OF SPPLP'S PARTNERSHIP AGREEMENT

         The General Partner deems it in the best interest of SPPLP to restate the Partnership Agreement, as amended to date, to incorporate all prior amendments thereto, including the Eighteenth Amendment (the "Amended and Restated Partnership Agreement"). In restating the Partnership Agreement, the General Partner will make non-material conforming changes and eliminate certain outdated provisions.

         The purpose of the restatement of the Partnership Agreement is to facilitate administrative efficiencies.

         The Amended and Restated Partnership Agreement (attached hereto as Exhibit C) is provided for your records. A marked version showing the non-material conforming changes and eliminated outdated provisions is available upon request.

                      PRINCIPAL AND MANAGEMENT UNITHOLDERS


         SPPLP is managed by the General Partner. Consequently, SPPLP has no directors or executive officers. References to Directors and executive officers refer to the Directors and executive officers of the General Partner. The following table sets forth the beneficial ownership of Common Units for (i) each of the Directors, the Chief Executive Officer of the General Partner and the three other most highly compensated executive officers of the General Partner who were serving as executive officers at the end of 1999, (ii) the Directors and executive officers of the General Partner as a group and (iii) each limited partner of SPPLP that SPPLP believes holds more than a 5% beneficial interest in the Common Units. Unless otherwise indicated in the footnotes, all of such beneficial interests are owned directly, and the indicated person has sole voting and investment power. The information in the following table was provided by the unitholders listed and reflects their beneficial ownership known by SPPLP and the General Partner on March 31, 2000.


Name and Business Address                                 Number of Common Units   Percent of Class
of Beneficial Owners(1)                                     Beneficially Owned    of Common Units (2)
-------------------------                                 ----------------------  -------------------

Directors and Executive Officers
--------------------------------
William B. McGuire, Jr......................................     620,313                2.0%
William F. Paulsen..........................................     596,045                2.0%
Steven R. LeBlanc...........................................          __                   *
Michael L. Schwarz..........................................          __                   *
William B. Hamilton.........................................          __                   *
Henry H. Fishkind...........................................          __                   *
James H. Hance, Jr..........................................          __                   *
Nelson Schwab III...........................................          __                   *
James M. Allwin.............................................          __                   *
John Crosland, Jr. (3)......................................   1,152,723                3.8%
All directors and executive officers........................   2,369,081                7.8%
as a group (10 persons)

5% Holders
Summit Properties Inc.......................................  26,249,061               85.9%

--------------------
* Less than one percent.

(1) The business address of each person is: c/o Summit Properties Inc., 212 South Tryon Street, Suite 500, Charlotte, NC 28281.

(2) As of March 31, 2000 there were 30,556,858 Common Units outstanding.

(3) Mr. Crosland served as a director of the General Partner until May 11, 1999. The indicated ownership includes (a) 307,311 Common Units owned by JMJ Associates Limited Partnership, a limited partnership in which Mr. Crosland owns an equity interest and indirectly serves as the general partner, (b) 387,646 Common Units owned by The Crosland Group, Inc., a corporation in which Mr. Crosland owns an equity interest (the "Crosland Group"), (c) 51,101 Common Units owned by Crosland-Erwin & Associates, No. VI, a general partnership in which the Crosland Group owns an equity interest, (d) 108,544 Common Units, 86,125 Common Units and 91,162 Common Units owned by Westbury Place Associates, Westbury Woods Associates and Westbury Park Associates, respectively, each a limited Partnership with respect to which Mr. Crosland serves as a co-general partner, (e) 2,381 Common Units owned by Crosland Investors, Inc., a corporation in which Mr. Crosland owns an equity interest and (f) 11,566 Common Units owned by the John Crosland, Sr. Trust, a trust with respect to which Mr. Crosland serves as co-trustee, as to all of which Mr. Crosland disclaims beneficial ownership. Mr. Crosland owns 106,877 Common Units directly.

                                    EXHIBIT A


EIGHTEENTH AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT OF SUMMIT PROPERTIES PARTNERSHIP, L.P.

This EIGHTEENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF SUMMIT PROPERTIES PARTNERSHIP, L.P. ("SPPLP") (this "Amendment"), dated as of May __, 2000, is entered into by and among Summit Properties Inc. ("SPI"), as the General Partner of SPPLP, and the limited partners of SPPLP by SPI as their attorney-in-fact.

     WHEREAS, SPI and the Persons whose names are set forth on Exhibit A are partners of SPPLP pursuant to an Agreement of Limited Partnership dated as of January 29, 1994, as previously amended (the "Partnership Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement;

     WHEREAS, Section 4.4 of the Partnership Agreement currently provides certain Limited Partners with preemptive rights upon events;

     WHEREAS, SPI, as the General Partner, proposes this Amendment in order to eliminate such preemptive rights; and

     WHEREAS, pursuant to Section 14.1 of the Partnership Agreement such proposed Amendment shall be adopted and effective as an amendment to the Partnership Agreement if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including the Limited Partner Percentage Interests held by
SPI).

     NOW THEREFORE, the Partnership Agreement is hereby amended by deleting
Section 4.4 thereof in its entirety and substituting therefor the following:

     "Section 4.4     No Preemptive Rights

     NO PERSON SHALL HAVE ANY PREEMPTIVE, PREFERENTIAL OR OTHER SIMILAR PURCHASE RIGHT WITH RESPECT TO (I) ADDITIONAL CAPITAL CONTRIBUTIONS OR LOANS TO THE PARTNERSHIP; OR (II) THE ISSUANCE OR SALE OF ANY PARTNERSHIP UNITS OR OTHER PARTNERSHIP INTERESTS."

     This Amendment will be effective as of May ___, 2000.

     Except as expressly amended by the provisions hereof or as may be necessary to effect the intent of the Partnership parties as evidenced by this Amendment, all other terms and provisions of the Partnership Agreement are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AMENDMENT AS OF THE DATE FIRST ABOVE WRITTEN.


                                                 GENERAL PARTNER:

                                                 SUMMIT PROPERTIES INC.

                                                 BY:_________________________
                                                    NAME:
                                                    TITLE:



                                                 LIMITED PARTNERS

                                                 BY: SUMMIT PROPERTIES INC.,
                                                       their attorney in fact

                                                 BY:_________________________
                                                    NAME:
                                                    TITLE:

                                    EXHIBIT B

SUMMIT PROPERTIES PARTNERSHIP, L.P.

     Section 4.4 of the Agreement of Limited Partnership of Summit Properties Partnership, L.P. currently reads as follows:

     Section 4.4      Preemptive Rights

     Except as otherwise provided in this Section 4.4, no Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Units or other Partnership Interests. Notwithstanding the foregoing, in connection with any Capital Contribution made pursuant to Sections
4.2 and 4.3 hereof, Limited Partners (other than the Company) shall have the right to contribute to the Partnership an amount equal to or less than their then-existing Percentage Interest in such Capital Contribution. The General Partner, prior to making a Capital Contribution pursuant to Sections 4.2 and 4.3, shall deliver notice to all Limited Partners of its intent to make such a Capital Contribution and of the contemplated amount thereof. Limited Partners must deliver written notice to the Partnership of their intent to exercise their rights hereunder and of the amount of their intended contribution, within five business days of their receipt of such notice from the General Partner. The amount of any Capital Contribution made to the Partnership pursuant to Sections
4.2 and 4.3 shall be reduced to reflect all corresponding Capital Contributions made by Limited Partners pursuant to this Section.

                                                                       EXHIBIT C




                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.














                                                                   May __, 2000

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE 1
     DEFINED TERMS.............................................................1

ARTICLE 2
     ORGANIZATIONAL MATTERS...................................................13
     Section 2.1   Formation..................................................13
     Section 2.2   Name.......................................................13
     Section 2.3   Registered Office and Agent; Principal Office..............13
     Section 2.4   Power of Attorney..........................................14
     Section 2.5   Term.......................................................15

ARTICLE 3
     PURPOSE..................................................................15
     Section 3.1   Purpose and Business.......................................15
     Section 3.2   Powers.....................................................16

ARTICLE 4
     CAPITAL CONTRIBUTIONS....................................................16
     Section 4.1   Capital Contributions of the Partners......................16
     Section 4.2   Issuances of Additional Partnership Interests..............16
     Section 4.3   Contribution of Proceeds of Issuance of REIT Shares........17
     Section 4.4   Preemptive Rights..........................................18

ARTICLE 5
     DISTRIBUTIONS............................................................18
     Section 5.1   Requirement and Characterization of Distributions..........18
     Section 5.2   Amounts Withheld...........................................18
     Section 5.3   Distributions Upon Liquidation.............................19

ARTICLE 6
     ALLOCATIONS..............................................................19
     Section 6.1   Allocations For Capital Account Purposes...................19

ARTICLE 7
     MANAGEMENT AND OPERATIONS OF BUSINESS....................................21
     Section 7.1   Management.................................................21
     Section 7.2   Certificate of Limited Partnership.........................25
     Section 7.3   Restrictions on General Partner Authority..................25


                                       (i)

                                                                            Page
                                                                            ----

     Section 7.4   Reimbursement of the General Partner and the Company.......26
     Section 7.5   Outside Activities of the General Partner..................27
     Section 7.6   Contracts with Affiliates..................................27
     Section 7.7   Indemnification............................................28
     Section 7.8   Liability of the General Partner...........................29
     Section 7.9   Other Matters Concerning the General Partner...............30
     Section 7.10  Title to Partnership Assets................................30
     Section 7.11  Reliance by Third Parties..................................31

ARTICLE 8
     RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...............................31
     Section 8.1   Limitation of Liability....................................32
     Section 8.2   Management of Business.....................................32
     Section 8.3   Outside Activities of Limited Partners.....................32
     Section 8.4   Return of Capital..........................................32
     Section 8.5   Rights of Limited Partners Relating to the Partnership.....33
     Section 8.6   Redemption Right...........................................34

ARTICLE 9
     BOOKS, RECORDS, ACCOUNTING AND REPORTS...................................35
     Section 9.1   Records and Accounting.....................................35
     Section 9.2   Fiscal Year................................................35
     Section 9.3   Reports....................................................35

ARTICLE 10
     TAX MATTERS..............................................................36
     Section 10.1  Preparation of Tax Returns.................................36
     Section 10.2  Tax Elections..............................................36
     Section 10.3  Tax Matters Partner........................................37
     Section 10.4  Organizational Expenses....................................38
     Section 10.5  Withholding................................................38

ARTICLE 11
     TRANSFERS AND WITHDRAWALS................................................39
     Section 11.1  Transfer...................................................39
     Section 11.2  Transfer of the Company's General Partner Interest
                   and Limited Partner Interest...............................40
     Section 11.3  Limited Partners' Rights to Transfer.......................40
     Section 11.4  Substituted Limited Partners...............................41
     Section 11.5  Assignees..................................................41
     Section 11.6  General Provisions.........................................42


                                      (ii)

                                                                            Page
                                                                            ----

ARTICLE 12
     ADMISSION OF PARTNERS....................................................43
     Section 12.1  Admission of Successor General Partner.....................43
     Section 12.2  Admission of Additional Limited Partners...................43
     Section 12.3  Amendment of Agreement and Certificate of
                   Limited Partnership........................................44

ARTICLE 13
     DISSOLUTION, LIQUIDATION AND TERMINATION.................................44
     Section 13.1  Dissolution................................................44
     Section 13.2  Winding Up.................................................45
     Section 13.3  Compliance with Timing Requirements of Regulations.........47
     Section 13.4  Deemed Distribution and Recontribution.....................47
     Section 13.5  Rights of Limited Partners.................................47
     Section 13.6  Notice of Dissolution......................................47
     Section 13.7  Termination of Partnership and Cancellation of
                   Certificate of Limited Partnership.........................48
     Section 13.8  Reasonable Time for Winding-Up.............................48
     Section 13.9  Waiver of Partition........................................48

ARTICLE 14
     AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS.............................48
     Section 14.1  Amendments.................................................48
     Section 14.2  Meetings of the Partners...................................50

ARTICLE 15
     GENERAL PROVISIONS.......................................................51
     Section 15.1  Addresses and Notice.......................................51
     Section 15.2  Titles and Captions........................................51
     Section 15.3  Pronouns and Plurals.......................................51
     Section 15.4  Further Action.............................................51
     Section 15.5  Binding Effect.............................................51
     Section 15.6  Creditors..................................................52
     Section 15.7  Waiver.....................................................52
     Section 15.8  Counterparts...............................................52
     Section 15.9  Applicable Law.............................................52
     Section 15.10 Invalidity of Provisions...................................52
     Section 15.11 Entire Agreement...........................................52
     Section 15.12 Guaranty by the Company....................................52
     Section 15.13 Special Provisions Relating to HUD Insured Loans...........53
     Section 15.14 Special Provisions Relating to Crosland Limited Partners...54


                                      (iii)

                                                                            Page
                                                                            ----

     Section 15.15 Incorporation of Certain Lock-Up Provisions................55

ARTICLE 16
     CONSOLIDATION, MERGER OR SALE OF ASSETS OF THE COMPANY...................56
     Section 16.1  Triggering Events..........................................56
     Section 16.2  From and After the Occurrence of a Triggering Event........56
     Section 16.3  Additional Issuer Covenants................................62
     Section 16.4  Application to Later Transactions..........................63
     Section 16.5  Waivers and Amendments.....................................63


                                      (iv)

EXHIBITS
--------

Exhibit A-    Partners Contributions and Partnership Interests
Exhibit B-    Capital Account Maintenance
Exhibit C-    Special Allocation Rules
Exhibit D-    Value of Contributed Property
Exhibit E-    Notice of Redemption
Exhibit F-    Certificate of Designations - Series B Cumulative Redeemable
              Perpetual Preferred Units
Exhibit G-    Certificate of Designations - Series C Cumulative Redeemable
              Perpetual Preferred Units


                                       (v)

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       SUMMIT PROPERTIES PARTNERSHIP, L.P.


         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SUMMIT PROPERTIES PARTNERSHIP, L.P. (this "Agreement"), dated as of May __, 2000, is entered into by and among Summit Properties Inc. (the "Company") and the Persons whose names are set forth on Exhibit A as attached hereto.

         WHEREAS, the General Partner formed the Partnership by (i) filing the Certificate and (ii) entering into an Agreement of Limited Partnership, dated as of January 29, 1994 with the Limited Partners listed on Exhibit A thereto;

         WHEREAS, in accordance with Article 14 of the Agreement, certain amendments to the Agreement have become effective; and

         WHEREAS, the General Partner desires to restate the Agreement to incorporate all prior amendments thereto, make minor conforming changes and eliminate certain outdated provisions.

         NOW THEREFORE, in accordance with the provisions of Section 2.4 of the Agreement, the Agreement is hereby restated to reflect all prior amendments and in accordance with the provisions of Section 14.1(B)(4) minor conforming changes are hereby made.


                                    ARTICLE 1
                                  DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2 hereof and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership taxable year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) decreased by the items described in Regulations Sections

1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership taxable year.

         "Adjusted Property" means any property, the Carrying Value of which has been adjusted pursuant to Exhibit B hereof. Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is further adjusted pursuant to Exhibit B hereof.

         "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person; (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests; or
(iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), and (iii) above.

         "Agreed Value" means (i) in the case of any Contributed Property set forth in Exhibit D and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit D; (ii) in the case of any Contributed Property not set forth in Exhibit D and as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (iii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder.

         "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Articles of Incorporation" means the Articles of Incorporation of Summit Properties Inc. filed in the State of Maryland on January 13, 1994, as amended and restated from time to time.

         "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

         "Available Cash" means, with respect to any period for which such calculation is being made, (i) the sum of:

                  (a) the Partnership's Net Income or Net Loss (as the case may be) for such period (without regard to adjustments resulting from allocations described in Sections 1.A through 1.E of Exhibit C);

                  (b) Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period;

                  (c) the amount of any reduction in the reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary);

                  (d) the excess of proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain recognized from such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions); and

                  (e) all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period;

         (ii) less the sum of:

                  (a) all principal debt payments made by the Partnership during such period;

                  (b) capital expenditures made by the Partnership during such period;

                  (c) investments made by the Partnership during such period in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(a) or (ii)(b);

                  (d) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period;

                  (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period;

                  (f) the amount of any increase in reserves during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion; and

                  (g) the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate, in its sole and absolute discretion.

         Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

         "Capital Account" means the Capital Account maintained for a Partner pursuant to Exhibit B hereof.

         "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1, 4.2, or 4.3 hereof.

         "Carrying Value" means (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such Property charged to the Partners' Capital Accounts following the contribution of or adjustment with respect to such Property; and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Cash Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount.

         "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed on January 29, 1994 in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

         "Certificate of Designations" means any Exhibit attached hereto or any amendment to this Agreement that sets forth the designations, rights, powers, duties and preferences of Partners holding any Partnership Interests issued pursuant to Section 4.2A, which amendment is in the form of a certificate signed by the General Partner and appended to this agreement. A Certificate of Designations is not the exclusive manner in which such an amendment may be effected. The General Partner may adopt a Certificate of Designations without the consent of the Limited Partners to the extent permitted pursuant to Section 14.1B hereof.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Common Unit" means a Partnership Unit which is designated as a common unit or limited partnership interest and which has the rights, preferences and other privileges designated herein in respect of Common Unitholders. The allocation of Common Units among the Partners shall be set forth on Exhibit A, as may be amended from time to time.

         "Common Unitholder" means a Partner that holds Common Units.

         "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2 hereof.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Act (but excluding cash), contributed or deemed contributed to the Partnership (including deemed contributions to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit B hereof, but shall be deemed an Adjusted Property for such purposes.

         "Conversion Factor" means 1.0, provided that in the event that the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) subdivides its outstanding REIT Shares; or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion

Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "Depreciation" means, for each taxable year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

         "Effective Date" means February 15, 1994 (i.e., the date of closing of the initial public offering of REIT Shares pursuant to that certain purchase agreement among the Company and Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Robinson-Humphrey Company, Inc. and Interstate/Johnson Lane, as representatives of the underwriters).

         "General Partner" means the Company, in its capacity as the general partner of the Partnership, or its successors as general partner of the Partnership.

         "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner. A General Partner Interest may be expressed as a number of Partnership Units.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse and such natural Person's natural or adoptive parents, descendants, nephews, nieces, brothers, and sisters.

         "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of (A) his status as the General Partner, or as a director, trustee or officer of the Partnership or the General Partner, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

         "Limited Partner" means the Company and any other Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner of the Partnership.

         "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

         "Liquidating Event" has the meaning set forth in Section 13.1.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

         "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulations
Section 1.752-1(a)(2).

         "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit E to this Agreement.

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, as it may be amended and restated, and any successor thereto.

         "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some of all of its portion of such distribution.

         "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2 and
4.3 (and includes any series or class of Preferred Units). The number of Partnership Units outstanding and (in the case of Common Units) the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.

         "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

         "Percentage Interest" means, as to a Partner, its percentage interest as a Common Unitholder determined by dividing the Common Units owned by such Partner by the total number of Common Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

         "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

         "Preferred Unit" means a limited partnership interest (of any series), other than a Common Unit, represented by a fractional, undivided share of the Partnership Interests of all Partners issued hereunder and which is designated as a "Preferred Unit" (or as a particular class or series of Preferred Units) herein and which has the rights, preferences and other privileges designated herein (including by way of a Certificate of Designations) in respect of a Preferred Unitholder. The allocation of Preferred Units among the Partners shall be set forth on Exhibit A, as may be amended from time to time.

         "Preferred Unitholder" means a Partner that holds Preferred Units (of any class or series).

         "Recapture Income" means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Redeeming Partner" has the meaning set forth in Section 8.6 hereof.

         "Redemption Right" has the meaning set forth in Section 8.6 hereof.

         "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "REIT" means a real estate investment trust under Section 856 of the Code.

         "REIT Share" means a share of common stock of the Company, par value $.01 per share.

         "REIT Shares Amount" means a number of REIT Shares equal to the product of the number of Common Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor, provided that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B.1(a) or 2.B.2(a) of Exhibit C to eliminate Book-Tax Disparities.

         "704(c) Value" of any Contributed Property means the value of such property as set forth in Exhibit D, or if no value is set forth in Exhibit D, the fair market value of such property or other consideration at the time of contribution, as determined by the General

Partner using such reasonable method of valuation as it may adopt; provided, however, that the 704(c) Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be determined in accordance with Exhibit B hereof. Subject to Exhibit B hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

         "Series B Certificate of Designations" means the Certificate of Designations attached hereto as Exhibit F setting forth the designations, rights, powers, duties and preferences of Partners holding Series B Preferred Units.

         "Series B Preferred Unit" means a limited partnership interest represented by a fractional, undivided share of the Partnership Interests of all Partners issued hereunder which is designated as an 8.95% Series B Cumulative Redeemable Perpetual Preferred Unit and which has the rights, preferences and other privileges designated herein in respect of Series B Preferred Unitholders and designated in the Certificate of Designations for Series B Preferred Units attached hereto. The allocation of Series B Preferred Units among the Partners shall be set forth on Exhibit A, as may be amended from time to time.

         "Series B Preferred Unitholder" means a Partner that holds Series B Preferred Units.

         "Series C Certificate of Designations" means the Certificate of Designations attached hereto as Exhibit G setting forth the designations, rights, powers, duties and preferences of Partners holding Series C Preferred Units.

         "Series C Preferred Unit" means a limited partnership interest represented by a fractional, undivided share of the Partnership Interests of all Partners issued hereunder which is designated as an 8.75% Series C Cumulative Redeemable Perpetual Preferred Unit and which has the rights, preferences and other privileges designated herein in respect of Series C Preferred Unitholders and designated in the Certificate of Designations for Series C Preferred Units attached hereto. The allocation of Series C Preferred Units among the Partners shall be set forth on Exhibit A, as may be amended from time to time.

         "Series C Preferred Unitholder" means a Partner that holds Series C Preferred Units.

         "Specified Redemption Date" means the tenth (10th) Business Day after receipt by the Company of a Notice of Redemption; provided that if the Company combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owed, directly or indirectly, by such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B hereof) as of such date; over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date.

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date; over (ii) the fair market value of such property (as determined under Exhibit B hereof) as of such date.

         "Valuation Date" means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

         "Value" means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         Section 2.1 Formation

         Effective as of January 29, 1994, the Partners formed a limited partnership under and pursuant to the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2 Name

         The name of the Partnership shall be Summit Properties Partnership, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         Section 2.3 Registered Office and Agent; Principal Office

         The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The principal office of the Partnership shall be 212 South Tryon Street, Suite 500, Charlotte, North Carolina 28281, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         Section 2.4 Power of Attorney

         A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatement thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interest; and

                  (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

         B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         Section 2.5 Term

         The term of the Partnership commenced on January 29, 1994 and shall continue until December 31, 2093, unless, the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.


                                    ARTICLE 3
                                     PURPOSE

         Section 3.1 Purpose and Business

         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be classified as a REIT, unless the Company ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge the Company's current status as a REIT inures to the benefit of all of the Partners and not solely the General Partner.

         Section 3.2 Powers

         The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Company to continue to qualify as a REIT;
(ii) could subject the Company to any additional taxes under Section 857 or
Section 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.


                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

         Section 4.1 Capital Contributions of the Partners

         At the time of the execution of this Agreement, the Partners have made the Capital Contributions set forth in Exhibit A to this Agreement. To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions. The Partners shall own Partnership Units in the amounts set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership with respect to Common Units as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner's Percentage Interest. The number of Common Units held by the General Partner, in its capacity as general partner, (equal to one percent (1%) of all outstanding Common Units from time to time) shall be deemed to be the General Partner Interest. Except as provided in Sections 4.2 and 10.5, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

         Section 4.2 Issuances of Additional Partnership Interests

         A. The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partner Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Partnership Units or other Partnership Interests shall be issued to the Company, as the General Partner or a Limited Partner, unless either (a)(1) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other shares by the Company, which shares have designations, preferences and other rights such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company in accordance with this Section 4.2.A, and (2) the Company shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with such issuance, or (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

         B. The Company shall not issue any additional REIT Shares (other than REIT Shares issued pursuant to Section 8.6), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively "New Securities") other than to all holders of REIT Shares unless (i) the General Partner shall cause the Partnership to issue to the Company, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities; and (ii) the Company contributes to the Partnership the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities. Without limiting the foregoing, the Company is expressly authorized to issue New Securities for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the Company corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the interests of the Company and the Partnership (for example, and not by way of limitation, the issuance of REIT Shares and corresponding Units pursuant to an employee stock purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise); and (y) the Company contributes all proceeds from such issuance and exercise to the Partnership.

         Section 4.3 Contribution of Proceeds of Issuance of REIT Shares

         In connection with any issuance of REIT Shares or New Securities pursuant to Section 4.2, the Company shall contribute to the Partnership any proceeds (or a portion thereof) raised in connection with such issuance; provided that if the proceeds actually received by the Company are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter's discount and other expenses paid by the Company.

         Section 4.4 Preemptive Rights

         No Person shall have any preemptive, preferential or other similar purchase right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) the issuance or sale of any Partnership Units or other Partnership Interests.

                                    ARTICLE 5
                                  DISTRIBUTIONS

         Section 5.1 Requirement and Characterization of Distributions

         Subject to the rights and preferences of any outstanding class or series of Preferred Units as set forth in the Certificates of Designations therefor attached hereto or executed by the General Partner, or as otherwise provided herein with respect to Partnership Interests other than Common Units, the General Partner shall distribute at least quarterly an amount equal to one hundred percent (100%) of Available Cash generated by the Partnership during such quarter or shorter period to the Common Unitholders who are Partners on the Partnership Record Date with respect to such quarter or shorter period in accordance with their respective Percentage Interests on such Partnership Record Date; provided that in no event may a Partner receive a distribution of Available Cash with respect to a Common Unit if such Partner is entitled to receive a distribution out of such Available Cash with respect to a REIT Share for which such Common Unit has been redeemed or exchanged. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the Company's qualification as a REIT, to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated.

         Section 5.2 Amounts Withheld

         All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3 Distributions Upon Liquidation

         Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2


                                    ARTICLE 6
                                   ALLOCATIONS

         Section 6.1 Allocations For Capital Account Purposes

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit B hereof) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

         A. Net Income. Net Income shall be allocated:

                  (i) first, to the General Partner to the extent of Net Losses previously allocated to the General Partner pursuant to Section 6.1B(iii) below for all prior taxable years exceed Net Income previously allocated to the General Partner pursuant to this Section 6.1A(i) for all prior taxable years,

                  (ii) second, to Partners holding Preferred Units to the extent that Net Losses previously allocated to such Partners pursuant to Section 6.1B(ii) below for all prior taxable years exceed Net Income previously allocated to such Partners pursuant to this Section 6.1A(ii) for all prior taxable years,

                  (iii) third, to Partners holding Common Units to the extent that Net Losses previously allocated to such Partners pursuant to Section 6.1B(i) below for all prior taxable years exceed Net Income previously allocated to such Partners pursuant to this Section 6.1A(iii) for all prior taxable years,

                  (iv) fourth, to Partners holding Preferred Units in accordance with the rights of any such class of Partnership Interests until each such Preferred Unit has been allocated Net Income equal to the excess of
                           (x) the cumulative amount of preferred distributions such Partners are entitled to receive to the last day of the current taxable year or to the date of redemption to the extent such Partnership Interests are redeemed during such taxable year over (y) the cumulative Net Income allocated to such Partners, pursuant to this Section 6.1A(iv) for all prior taxable years (and, within each such class, pro rata in proportion to the respective share of such Units each Partner holds as of the last day of the period for which such allocation is being made), and

                  (v) fifth, with respect to Common Units, pro rata to each such class in accordance with the terms of such class (and, within each such class, pro rata in proportion to each Partner's respective share of such Units as of the last day of the period for which such allocation is being made).

         B. Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto, Net Losses shall be allocated:

                  (i) first, with respect to Common Units, pro rata in proportion to each Partner's respective share of such Common Units as of the last day of the period for which such allocation is being made until the Adjusted Capital Account (ignoring for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) of each Partner with respect to such Common Units is reduced to zero,

                  (ii) second, to the Partners holding Preferred Units in accordance with the rights of such class of Preferred Units (and, if there is more than one class of such Preferred Units, then in the reverse order of their preferences in distributions), until the Adjusted Capital Account (modified in the same manner as in the parenthetical in the immediately preceding clause
                           (i)) of each such Partner with respect to such Preferred Units is reduced to zero, and

                  (iii)    third, to the General Partner.

         To the extent permitted under Section 704 of the Code, solely for purposes of allocating Net Income or Net Losses in any taxable year (or a portion thereof) to Partners holding Series B Preferred Units and Series C Preferred Units pursuant to this Section 6.1, items of Net Income or Net Losses, as the case may be, shall not include Depreciation with respect to properties that are "ceiling limited" in respect of Partners holding Series B Preferred Units or Series C Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered "ceiling limited" in respect of a Partner holding Series B Preferred Units or Series C Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeds depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocable to such Partner by more than 5%.

         C. For purposes of Regulations Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain; and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in a manner that takes into account Code Section 704(c) gain, as discussed in Section (3)(a) of Revenue Ruling 95-41 issued by the IRS.

         D. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.


                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1 Management

         A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in
Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                  (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders in amounts sufficient to permit the Company to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                  (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                  (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by
                           Section 7.3 hereof);

                  (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Company, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the Company) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

                  (5) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owed by the Partnership or any Subsidiary of the Partnership;

                  (6) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                  (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                  (8) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                  (9) the collection and receipt of revenues and income of the Partnership;

                  (10) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring;

                  (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                  (12) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

                  (13) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (14) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                  (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

                  (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                  (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                  (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person; and

                  (19) the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

                  (20) the issuance of additional Partnership Units, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof.

         B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         C. The General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

         D. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it; provided that, if the General Partner decides to refinance (directly or indirectly) any outstanding indebtedness of the Partnership, the General Partner shall use reasonable efforts to structure such refinancing in a manner that minimizes any adverse tax consequences therefrom to the Limited Partners, and provided further that, in deciding whether or not to dispose of any property that represents more than one percent of the Partnership's total assets, the General Partner shall consider in good faith the income tax consequences of such disposition for both the General Partner and the Limited Partners. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms of Section 7.3.

         Section 7.2 Certificate of Limited Partnership

         Effective as of January 29, 1994, the General Partner filed the Certificate with the Secretary of State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

         Section 7.3 Restrictions on General Partner Authority

         A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Percentage Interests held by the Company), or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.

         B. Except as provided in Article 13 hereof, the General Partner may not cause the Partnership to engage in a Terminating Capital Transaction (including by way of merger, consolidation or other combination with any other Person), or enter into any other similar transaction (regardless of its form) that would result in the recognition of significant taxable gain to Limited Partners (other than the Company), without the Consent of Limited Partners holding 85% or more of the Percentage Interests of the Limited Partners (including Limited Partner Percentage Interests held by the Company).

         Section 7.4 Reimbursement of the General Partner and the Company

         A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

         B. The General Partner, shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all expenses that it incurs relating to the ownership and operation of, or for the benefit of, the Partnership; provided that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof.

         C. As set forth in Section 4.3, the Company shall be treated as having made a Capital Contribution in the amount of all expenses that it incurred relating to the Company's initial public offering of REIT Shares.

         D. In the event that the Company shall elect to purchase from its shareholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the Company, any employee stock purchase plan adopted by the Company, or any similar obligation or arrangement undertaken by the Company in the future, the purchase price paid by the Company for such REIT Shares and any other expenses incurred by the Company in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the Company, subject to the condition that: (i) if such REIT Shares subsequently are to be sold by the Company, the Company shall pay to the Partnership any proceeds received by the Company for such REIT Shares (provided that a transfer of REIT Shares for Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the Company within 30 days after the purchase thereof, the Company, as General Partner, shall cause the Partnership to cancel a number of Partnership Units held by the Company, as a Limited Partner, equal to the product obtained by multiplying the Conversion Factor by the number of such REIT Shares.

         Section 7.5 Outside Activities of the General Partner

         The General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

         Section 7.6 Contracts with Affiliates

         A. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         B. Except as provided in Section 7.5, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

         C. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

         D. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any Subsidiaries of the Partnership.

         E. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

         Section 7.7 Indemnification

         A. To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the Company as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject
to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this
Section 7.7.

         B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding.

         C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitees are indemnified.

         D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         H. The provisions of this Section 7.7 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.8 Liability of the General Partner

         A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its officers and directors shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith.

         B. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the shareholders of the Company collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (except as otherwise provided herein) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

         D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and its officers' and directors' liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9 Other Matters Concerning the General Partner

         A. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

         B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

         D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT; or (ii) to avoid the Company incurring any taxes under
Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         Section 7.10 Title to Partnership Assets

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.11 Reliance by Third Parties

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and
(iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                    ARTICLE 8
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 8.1 Limitation of Liability

         The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

         Section 8.2 Management of Business

         No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         Section 8.3 Outside Activities of Limited Partners

         Subject to any agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the Company) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner (other than the Company) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the Company) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         Section 8.4 Return of Capital

         Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit C hereof or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

         Section 8.5 Rights of Limited Partners Relating to the Partnership

         A. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

                  (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Securities Exchange Act of 1934;

                  (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                  (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

                  (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

         B. The Partnership shall notify each Limited Partner, upon request, of the then current Conversion Factor.

         C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

         Section 8.6 Redemption Right

         A. Subject to Sections 8.6.B, 8.6.C and 15.15 hereof, each Limited Partner (other than the Company) shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Common Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the Company) by the Limited Partner who is exercising the redemption right (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the Company elects to purchase the Common Units subject to the Notice of Redemption pursuant to Section 8.6.B. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common Units or, if such Limited Partner holds less than one thousand (1,000) Common Units, all of the Common Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Common Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

         B. Notwithstanding the provisions of Section 8.6.A, a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Common Units described in the Notice of Redemption to the Company, and the Company may, in its sole and absolute discretion, elect to purchase directly and acquire such Common Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the Company (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the Company shall acquire the Common Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common Units. If the Company shall elect to exercise its right to purchase Common Units under this Section 8.6.B with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five Business Days after the receipt by it of such Notice of Redemption. Unless the Company (in its sole and absolute discretion) shall exercise its right to purchase Common Units from the Redeeming Partner pursuant to this Section 8.6.B, the Company shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the Company shall exercise its right to purchase Common Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6.B, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the Company shall treat the transaction between the Company and the Redeeming Partner, for federal income tax purposes, as a sale of the Redeeming Partner's Common Units to the Company. Each Redeeming Partner agrees to execute such documents as the Company may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

         C. Notwithstanding the provisions of Section 8.6.A and Section 8.6.B, a Partner shall not be entitled to exercise the Redemption Right pursuant to
Section 8.6.A if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.6.B (regardless of whether or not the Company would in fact exercise its rights under Section 8.6.B) would be prohibited under the Articles of the Company.


                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1 Records and Accounting

         The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

         Section 9.2 Fiscal Year

         The fiscal year of the Partnership shall be the calendar year.

         Section 9.3 Reports

         A. As soon as practicable, but in no event later than one hundred five
(105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each

Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

         B. As soon as practicable, but in no event later than one hundred five
(105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the Company, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.


                                   ARTICLE 10
                                   TAX MATTERS

         Section 10.1 Preparation of Tax Returns

         The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         Section 10.2 Tax Elections

         Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. Notwithstanding the above, in making any such tax election the General Partner shall take into account the tax consequences to the Limited Partners resulting from any such election. The General Partner shall make such tax elections on behalf of the Partnership as the Limited Partners holding a majority of the Percentage Interests of the Limited Partners (excluding Limited Partner Interests held by the Company) request, provided that the General Partner believes that such election is not adverse to the interests of the General Partner, including its interest in preserving its qualification as a REIT under the Code. The General Partner intends to elect the so-called "traditional method" of making Section 704(c) allocations pursuant to Regulations Section 1.704-3 with respect to property contributed as of the date hereof. The General Partner shall have the right to seek to revoke any tax election it makes (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

         Section 10.3 Tax Matters Partner

         A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

         B. The tax matters partner is authorized, but not required.

                  (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in
                           Section 6223(b)(2) of the Code);

                  (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                  (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                  (4) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                  (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

                  (6) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

         C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         Section 10.4 Organizational Expenses

         The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

         Section 10.5 Withholding

         Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner; or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.


                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

         Section 11.1 Transfer

         A. The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this
Article 11 does not include any redemption of Partnership Interests by the Partnership from a Limited Partner or any acquisition of Partnership Units from a Limited Partner by the Company pursuant to Section 8.6 or an exchange pursuant to Section 9 of the Series B Certificate of Designations or Section 9 of the Series C Certificate of Designations.

         B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11 and Section 15.15. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 and Section 15.15 shall be null and void.

         Section 11.2 Transfer of the Company's General Partner Interest and
                      Limited Partner Interest

         The Company may not transfer any of its General Partner Interest or withdraw as General Partner, or transfer any of its Limited Partner Interest, unless Limited Partners holding a majority of the Percentage Interests of the Limited Partners (other than Limited Partner Interests held by the Company) consent to such transfer or withdrawal or such transfer is to an entity which is wholly-owned by the Company and is a Qualified REIT Subsidiary under Section 856(i) of the Code.

         Section 11.3 Limited Partners' Rights to Transfer

         A. Subject to the provisions of Sections 11.3.C, 11.3.D, 11.3.E, 11.4, and 15.15 a Limited Partner (other than the Company) may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner.

         B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

         C. The General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

         D. No transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

         E. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         Section 11.4 Substituted Limited Partners

         A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

         B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

         C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5 Assignees

         If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items, gain, loss deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

         Section 11.6 General Provisions

         A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units under Section 8.6 or under Section 9 of the Series B Certificate of Designations or Section 9 of the Series C Certificate of Designations.

         B. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substitute Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units under Section 8.6 or under Section 9 of the Series B Certificate of Designations or Section 9 of the Series C Certificate of Designations shall cease to be a Limited Partner.

         C. Except as otherwise authorized by the General Partner, transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership; provided, however, that a Series B Preferred Unitholder or Series C Preferred Unitholder, respectively, may make a transfer to an Affiliate of such Series B Preferred Unitholder or Series C Preferred Unitholder in accordance with the provisions of Section 11.3A hereof without regard to such limitation.

         D. If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section 8.6 or under Section 9 of the Series B Certificate of Designations or Section 9 of the Series C Certificate of Designations on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to the Redeeming Partner. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date or Series B Preferred Unit Partnership Record Date (as defined in the Series B Certificate of Designations) or Series C Preferred Unit Partnership Record Date (as defined in the Series C Certificate of Designations), as the case may be, are before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

                                   ARTICLE 12
                              ADMISSION OF PARTNERS

         Section 12.1 Admission of Successor General Partner

         A successor to all of the General Partner Interest pursuant to Section
11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6.D hereof.

         Section 12.2 Admission of Additional Limited Partners

         A. After the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such item for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

         Section 12.3 Amendment of Agreement and Certificate of Limited
                      Partnership

         For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.


                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

         Section 13.1 Dissolution

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following (each a "Liquidating Event"):

         A. the expiration of its term as provided in Section 2.5 hereof;

         B. an event of withdrawal of the General Partner, as defined in the Act (other than an event of bankruptcy), unless, within ninety (90) days after such event of withdrawal a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

         C. from and after the date of this Agreement through December 31, 2053, an election to dissolve the Partnership made by the General Partner with the Consent of Partners holding 85% of the Percentage Interests of the Limited Partners (including Limited Partner Percentage Interests held by the Company);

         D. on or after January 1, 2054, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

         E. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

         F. the sale of all or substantially all of the assets and properties of the Partnership; or

         G. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

         Section 13.2 Winding Up

         A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock in the Company) shall be applied and distributed in the following order:

                  (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                  (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner;

                  (3) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the other Partners; and

                  (4) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

         B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         C. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                  (1) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                  (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A as soon as practicable.

         Section 13.3 Compliance with Timing Requirements of Regulations

         In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

         Section 13.4 Deemed Distribution and Recontribution

         Notwithstanding any other provision of this Article 13, in the event the Partnership is considered "liquidated" within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B hereto, the Partnership shall be deemed to have distributed the property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section 13.5 Rights of Limited Partners

         Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

         Section 13.6 Notice of Dissolution

         In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

         Section 13.7 Termination of Partnership and Cancellation of Certificate
                      of Limited Partnership

         Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section 13.8 Reasonable Time for Winding-Up

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section 13.9 Waiver of Partition

         Each Partner hereby waives any right to partition of the Partnership property.


                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

         Section 14.1 Amendments

         A. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 7.3.A, 7.3.B, 13.1.C, 14.1.B, 14.1.C or 14.1.D, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Percentage Interests held by the Company).

         B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                  (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                  (3) to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to
                           Section 4.2.A hereof;

                  (4) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                  (5) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

                  (6) to modify, as required by the Department of Housing and Urban Development or any successor department, agency or delegee, Section 15.13 in connection with the acquisition of any properties subject to loans held by or insured by The Secretary of Housing and Urban Development (or any successor department, agency or delegee) or in obtaining such financing (for example, by adding additional properties to the definition of "insured projects" or by conforming the restrictions contained in Section 15.13 to then current regulatory requirements).

The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1.B is taken.

         C. Notwithstanding Section 14.1.A and 14.1.B hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner; (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1.B(3) hereof); (iv) alter or modify the Redemption Right and REIT Shares Amount as set forth in Section 8.6 and the related definitions, in a manner adverse to such Partner; (v) cause the termination of the Partnership prior to the time set forth in Sections 2.5 or 13.1; or (vi) amend this Section 14.1.C. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3.B without the Consent specified in that section.

         D. Notwithstanding Section 14.1.A or Section 14.1.B hereof, the General Partner shall not amend Sections 4.2.A, 7.5, 7.6, 11.2 or 14.2 without the Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners, excluding Limited Partner Interests held by the General Partner.

         Section 14.2 Meetings of the Partners

         A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in Section 14.1.A hereof. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners (including Limited Partnership Interests held by the Company) shall control.

         B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

         C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

         D. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation,

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

meetings of Partners may be conducted in the same manner as meetings of the shareholders of the Company and may be held at the same time, and as part of, meetings of the shareholders of the Company.


                                   ARTICLE 15
                               GENERAL PROVISIONS

         Section 15.1 Addresses and Notice

         Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

         Section 15.2 Titles and Captions

         All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3 Pronouns and Plurals

         Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4 Further Action

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5 Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.


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

         Section 15.6 Creditors

         Other than as expressly set forth herein with respect to the Indemnities, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         Section 15.7 Waiver

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.8 Counterparts

         This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         Section 15.9 Applicable Law

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         Section 15.10 Invalidity of Provisions

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         Section 15.11 Entire Agreement

         This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

         Section 15.12 Guaranty by the Company

         The Company unconditionally and irrevocably guarantees to the Limited Partners the performance by the General Partner of the General Partner's obligations under this Agreement. This guarantee is exclusively for the benefit of the Limited Partners and shall not extend to the benefit any creditor of the Partnership.

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

         Section 15.13 Special Provisions Relating to HUD Insured Loans

         So long as the Secretary of Housing and Urban Development, or his successors or assigns, is the insurer or holder of the deeds of trust on Foxcroft East Project Number 053-35213-PM, Westbury Park Project Number 053-35485-PM, Sherwood Colony Project Number 053-11077-REF/CON, Eastchester Ridge Project Number 053-35277-PM, Creekside Project Number 053-353310-PM, Westbury Place Project Number 054-35523 (collectively, the "insured projects"), no amendment to this Agreement which results in any of the following shall be of force or effect without the prior written consent of the Department of Housing and Urban Development ("HUD"): (1) any amendment which modifies the duration of this Agreement; (2) any amendment which results in the requirement that a HUD prior participation certification be obtained for any additional party; (3) any amendment which in any way affects the deeds of trust or mortgages encumbering the insured projects or the regulatory agreements related thereto. In the event of a conflict between this Section and any other Section of this Agreement, this Section shall control.

         The Partnership is authorized to execute notes and deeds of trust or mortgages in order to secure loans (or acquire properties subject to loans) to be insured by HUD and to execute related regulatory agreements and other documents required by HUD in connection with such loans or acquisitions.

         Any incoming general partner shall as a condition of receiving an interest in the Partnership agree to be bound by the notes, deeds of trust or mortgages, and related regulatory agreements affecting the insured projects and other documents required in connection with the insured loans to the same extent and on the same terms as the other general partners.

         Notwithstanding any other provisions of this Agreement, upon any dissolution, no title or right to possession and control of the insured projects, and no right to collect the rents therefrom shall pass to any person who is not bound by the then applicable regulatory agreements in a manner satisfactory to HUD.

         Notwithstanding any other provision of this Agreement, the regulatory agreements affecting the insured projects shall be binding upon the Partnership, its successors and assigns. The Partnership shall comply in every respect with the regulatory agreements affecting the insured projects and all applicable federal, state and local statutes and regulations, including HUD regulations without limitation.

         Notwithstanding any other provision of this Agreement, in the event that any provision of this Agreement conflicts with any provisions of any then applicable regulatory agreement relating to an insured project, the provision of such regulatory agreement shall control.

         So long as the Secretary of Housing and Urban Development, or his successors or assigns, is the insurer or holder of a deed of trust or a mortgage on any of the insured projects,

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

this Partnership shall not be voluntarily dissolved without the prior written approval of the Secretary of Housing and Urban Development.

         Notwithstanding any provision of Article 5 or Article 13 hereof to the contrary, no distribution of cash generated from the operation or disposition of any property encumbered by a HUD-insured loan or loan held by HUD will be made to anyone except in compliance with all HUD rules and regulations regarding the distribution of "surplus cash" and the requirements of any applicable regulatory agreement. For purposes hereof, the phrase, "surplus cash" with respect to any project encumbered by a HUD-insured loan or loan held by HUD means any cash remaining after

         (1) the payment of:

                  (i) All sums due or currently required to be paid under the terms of any mortgage or note insured or held by HUD;

                  (ii) All amounts required to be deposited in the reserve fund for replacements;

                  (iii) All obligations of the project other than the insured mortgage unless funds for payment are set aside or deferment of payment has been approved by HUD; and

         (2) the segregation of:

                  (i) An amount equal to the aggregate of all special funds required to be maintained by the project; and

                  (ii)     All tenant security deposits held.


         Section 15.14 Special Provisions Relating to Crosland Limited Partners

         For purposes of this Section 15.14, the term "Crosland Limited Partners" shall mean and refer to those persons, firms and entities as noted on Exhibit A attached hereto, together with all Constitutive Partners who are subsequently admitted as Additional Limited Partners to the Partnership. The phrase "Constitutive Partners" and any other capitalized term used in this
Section 15.14 which is not defined in this Agreement shall, for purposes of this
Section 15.14 have the meaning attributed to such term in that certain Agreement to Contribute between the Partnership, the Company and the Owners listed on
Schedule 1 attached thereto and the Crosland Partnerships listed on Schedule 2 attached thereto dated as of February 13, 1995, as amended (the "Crosland Contribution Agreement").


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

         (a)      Each Crosland Limited Partner has the same Redemption
                  Rights as all other Limited Partners. In the event such Redemption Rights are exercised, and the Company elects to fulfill its obligations by paying the REIT Shares Amount, the Partnership shall have the right to require such Crosland Limited Partners to deliver a subscriber questionnaire in the form set forth in Schedule 13 to the Crosland Contribution Agreement.

         (b) Except to the extent otherwise required by the Code, the "traditional method" provided for in Regulation sec. 1.074-3(b) shall apply to all tax allocations governed by Code sec. 704(c) and all "reverse Section 704(c) allocations" with respect to the Projects.

         (c) Subject to the provisions of Section 3.17 and Section 3.11(b) of the Crosland Contribution Agreement, the Partnership acknowledges that the Direct Owners intend in the future to distribute their Partnership Units to their Constitutive Partners. Upon such distributions, such Constitutive Partners shall constitute Additional Limited Partners with all rights attendant thereto and such distributing Direct Owner shall cease to constitute Limited Partners to the extent such Direct Owners' Partnership Units are so distributed, in each case upon such distribution. The Partnership and the Company shall execute and deliver such documents as may be reasonably requested by the Direct Owners or such Constitutive Partners in connection therewith.

         (d) All distributions being made to the Crosland Limited Partners for the Partnership's fiscal quarter in which the closing (or if more than one, then each such closing) under the Crosland Contribution Agreement occurs will be prorated consistently with the provisions of Section 6.5 of the Crosland Contribution Agreement.

         Section 15.15 Incorporation of Certain Lock-Up Provisions

         Any agreement (a "Lock-Up Agreement") between the Company and any Additional Limited Partners relating to the prohibition without the prior written consent of the Company, during the Lock-Up Period (as defined in the relevant Lock-Up Agreement) or any similar period set forth in the relevant Lock-Up Agreement, of any offer, sale, contract for sale, hypothecation, pledge, redemption, attempt to redeem, grant of an option, right or warrant to purchase or otherwise dispose of, directly or indirectly, any Partnership Units is deemed to be incorporated herein by reference.


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

                                   ARTICLE 16
             CONSOLIDATION, MERGER OR SALE OF ASSETS OF THE COMPANY

         Section 16.1 Triggering Events

         For the purposes of this Article 16, each of the following events shall be deemed to be a "Triggering Event": (w) if the Company consolidates with, or merges into, any other Person, and the Company is not the continuing or surviving corporation of such consolidation or merger, (x) if any Person consolidates with, or merges into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding REIT Shares are converted into stock or other securities of any other Person or cash or any other property, (y) if any Person becomes the Beneficial Owner (as hereinafter defined) of 33.3% or more of the outstanding REIT Shares or (z) if the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons, in one or more transactions, assets aggregating more than 50% of the value of the assets (based on either the fair market value of the assets or cash flow generated by the assets) of the Company or the Partnership. "Beneficial Owner" means any Person who, together with such Person's Affiliates (as defined in Rule 12b-2 of the Securities Exchange Act of 1934 as in effect on the date this Article 16 shall be adopted (including any rules and regulations thereunder) (the "Exchange Act")) and associates (as defined in Rule 12b-2 of the Exchange Act), (i) would be considered a "beneficial owner" under Rule 13d-3 of the Exchange Act, other than (A) as a result of a revocable proxy given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act or (B) as would not be reportable by such Person on Schedule 13D under the Exchange Act, (ii) has entered into any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, owning, voting (except pursuant to a revocable proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act) or disposing of REIT Shares or (iii) has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of conditions) REIT Shares pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options or otherwise.

         Section 16.2 From and After the Occurrence of a Triggering Event

         Effective on the date of each Triggering Event, the Redemption Right shall be adjusted as provided in this Section 16.2.

         A. From and after the occurrence of a Triggering Event (each such occurrence, a "Trigger Occurrence") and until the occurrence, if any, of a subsequent Triggering Event (in which case a further adjustment shall be made pursuant to this Section 16.2), each and every reference contained in this Agreement to a "REIT Share" or "REIT Shares" shall be deemed to be a reference to a share or shares, respectively (each, a "Replacement Share"; collectively,

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

"Replacement Shares"), of: (i) if, as a result of any Triggering Event, all of the REIT Shares are converted solely into Registered Common Stock (as hereinafter defined), such Registered Common Stock and (ii) in all other cases, the common stock, or, if such Person shall have no common stock, the equity securities or other equity interests having power to control or direct the management (the "Common Stock") of (a) in the event of a Triggering Event described in clause (w) or (x) of the first sentence of Section 16.1, (1) the Person that is the issuer of any securities into which the REIT Shares are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer who has the highest Market Capitalization (as hereinafter defined) and (2) if no securities are so issued, the Person that is the other party to such merger or consolidation, or if there is more than one such Person, the Person who has the highest Market Capitalization or (b) in the event of a Triggering Event described in clause (y) or (z) of the first sentence of Section 16.1, the Person that is the party becoming the Beneficial Owner of the largest percentage of the outstanding REIT Shares or receiving the largest portion of the value of assets (with such value determined based on either the fair market value of the assets or the cash flow generated by the assets) transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions or if the Person becoming the Beneficial Owner of the largest portion of the REIT Shares or receiving the largest portion of the assets cannot be determined, whichever Person has the highest Market Capitalization; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered ("Registered Common Stock") under
Section 12 of the Exchange Act, or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, "Replacement Shares" shall mean shares of the Common Stock of such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, "Replacement Shares" shall mean shares of the Common Stock of the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one of such other Persons has Registered Common Stock outstanding, "Replacement Shares" shall mean shares of the Common Stock of whichever of such other Persons is the issuer having the highest Market Capitalization; and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, "Replacement Shares" shall mean shares of the Common Stock of whichever ultimate parent entity is the corporation having the highest aggregate shareholders' equity or, if no such ultimate parent entity is a corporation, shall be deemed to refer to shares of the Common Stock of whichever ultimate parent entity is the entity having the greatest net assets. Any issuer of "Replacement Shares" shall be referred to as an "Issuer". "Market Capitalization" means the dollar figure equal to the product of the number of shares of Common Stock issued and outstanding on the date of the Trigger Occurrence in question, on a fully diluted basis, not held by Affiliates (as defined under the Exchange Act) multiplied by the

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

Average Trading Price (as hereinafter defined). The holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) may, within 90 days after the occurrence of a Triggering Event described in clause (y) of the first sentence of Section 16.1, waive, in writing, the adjustment to the Redemption Right provided for in this Section 16.2; provided, that (i) the Redemption Right shall remain in full force and effect as provided in Section 8.6, (ii) such election shall be binding on all of the Limited Partners and (iii) if the adjustment to the Redemption Right has previously been waived pursuant to this sentence, a new Triggering Event shall be deemed to occur each time a Person who is the Beneficial Owner of at least 33.3% of the outstanding REIT Shares becomes the Beneficial Owner of an additional 2% or more of the outstanding REIT Shares.

         B. From and after a Trigger Occurrence, the "Conversion Factor" shall be adjusted by multiplying the "Conversion Factor" existing on the day immediately prior to such Trigger Occurrence as follows: (i) if the REIT Shares, as a result of the Trigger Occurrence, have been converted solely into the right to receive Registered Common Stock, by the number of shares of Registered Common Stock which the holder of a single REIT Share was entitled to receive as a result of the Trigger Occurrence or (ii) in all other cases, by a fraction, the numerator of which shall be the Average Trading Price of a REIT Share as of such Trigger Occurrence and the denominator of which shall be the Average Trading Price of a Replacement Share as of such Trigger Occurrence. Following a Trigger Occurrence, the Conversion Factor shall be further adjusted as set forth in the definition of "Conversion Factor" contained in Article 1 of this Agreement and as provided in this Section 16.2.

         C. For the purpose of any computation hereunder, the "Average Trading Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such shares for the ten consecutive trading days immediately prior to the third trading day prior to such date; provided, however, in the event the Triggering Event occurs as part of a series of related transactions which also includes a tender offer, the ten trading day period shall be the ten consecutive trading day period immediately prior to the day REIT Shares are accepted for payment pursuant to such tender offer; provided, however, further, if prior to the expiration of such requisite ten trading day period the issuer announces either (A) a dividend or distribution on such shares payable in such shares or securities convertible into such shares or
(B) any subdivision, combination or reclassification of such shares, then, following the ex-dividend date for such dividend or the record date for such subdivision, as the case may be, the "Average Trading Price" shall be properly adjusted to take into account such event. The closing price for each day shall be, if the shares are listed and admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the high bid price in the over-the-counter market, as reported by the NASDAQ National Market System or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as

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

furnished by a professional market maker making a market in such shares selected by the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner). If such shares are not publicly held or not so listed or traded or if, for the ten days prior to such date, no market maker is making a market in such shares, the Average Trading Price of such shares on such date shall be deemed to be the fair value of such shares as determined as set forth in Section 16.2.D. The term "trading day" shall mean, if such shares are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not so listed or admitted, a Business Day.

         D. In the event that on the date of a Trigger Occurrence, the shares of a Person are not publicly held or not so listed or traded or if, for the ten days prior to such date, no market maker is making a market in the shares of a Person, the Average Trading Price of the shares of such Person shall be the fair value of the shares as determined in good faith by the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) and by the General Partner, which determination shall be binding on all of the Limited Partners. If the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) and General Partner have not agreed on the fair value of the shares and executed and delivered between them an agreement setting forth the same within twenty (20) days after the Trigger Occurrence in question, then either the General Partner or the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) may notify the other that they or it desire to invoke the following arbitration procedure:

                  (1) Notice of the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) or by the General Partner of such parties' intention to seek arbitration shall be delivered to the other parties within ten
         (10) days, after which all parties shall, in good faith, attempt to agree on a single arbitrator to determine the fair value of the shares (the "Arbitrator"). If the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) and the General Partner have not agreed on the Arbitrator within ten (10) days after the giving of the Arbitration Notice, then either party, on behalf of both, may apply to the local office of the American Arbitration Association or any organization which is the successor thereof (the "AAA") for appointment of the Arbitrator, or, if the AAA shall not then exist or shall fail, refuse or be unable to act such that the Arbitrator is not appointed by the AAA within ten (10) days after application therefor, then either party may apply to any court of competent jurisdiction in the State of North Carolina (the "Court") for the appointment of the Arbitrator and the other party shall not raise any question as to the Court's full power and jurisdiction to entertain the application and make the appointment. The date on which the Arbitrator is appointed, by the agreement of the parties, by appointment by the AAA or by appointment by the Court, is referred to

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

         herein as the "Appointment Date". If any Arbitrator appointed hereunder shall be unwilling or unable, for any reason, to serve, or continue to serve, a replacement arbitrator shall be appointed in the same manner as the original Arbitrator.

                  (2) The arbitration shall be conducted in accordance with the then prevailing commercial arbitration rules of the AAA, modified as follows:

                      (i) To the extent that any statute imposes requirements
                  different than those of the AAA in order for the decision of the Arbitrator to be enforceable in the courts of the State of North Carolina, such requirements shall be complied with in the arbitration.

                     (ii) The Arbitrator shall be disinterested and impartial,
                  shall not be affiliated with the Limited Partners, the General Partner or their Affiliates and shall have at least ten (10) years experience in the market in which the applicable Person transacts the majority of its business.

                    (iii) Before hearing any testimony or receiving any
                  evidence, the Arbitrator shall be sworn to hear and decide the controversy faithfully and fairly by an officer authorized to administer an oath and a written copy thereof shall be delivered to each of the Limited Partners and the General Partner.

                     (iv) Within twenty (20) days after the Appointment Date,
                  the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) and the General Partner shall deliver to the Arbitrator two (2) copies of their respective written determinations of the fair value of the shares (each, a "Determination") together with such affidavits, appraisals, reports and other written evidence relating thereto as the submitting party deems appropriate. After the submission of any Determination, the submitting party may not make any additions to or deletions from, or otherwise change, such Determination or the affidavits, appraisals, reports and other written evidence delivered therewith. If either party fails to so deliver its Determination within such time period, time being of the essence with respect thereto, such party shall be deemed to have irrevocably waived its right to deliver a Determination and the Arbitrator, without holding a hearing, shall accept the Determination of the submitting party as the fair value of the shares. If each party submits a Determination with respect to the fair value of the shares within the twenty (20) day period described above, the Arbitrator shall, promptly after its receipt of the second Determination, deliver a copy of each party's Determination to the other party.

                      (v) Not less than ten (10) days nor more than twenty (20)
                  days after the earlier to occur of (x) the expiration of the twenty (20) day period provided for

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                  in clause (iv) of this subparagraph or (y) the Arbitrator's receipt of both of the Determinations from the parties (such earlier date is referred to herein as the "Submission Date") and upon not less than five (5) days notice to the parties, the Arbitrator shall hold one or more hearings with respect to the determination of the fair value of the shares. The hearings shall be held in the Charlotte metropolitan area of North Carolina at such location and time as shall be specified by the Arbitrator. Each of the parties shall be entitled to present all relevant evidence and to cross-examine witnesses at the hearings. The Arbitrator shall have the authority to adjourn any hearing to such later date as the Arbitrator shall specify, provided that in all events all hearings with respect to the determination of the fair value of the shares shall be concluded not later than thirty (30) days after the Submission Date.

                     (vi) The Arbitrator shall be instructed, and shall be
                  empowered only, to select as the fair value of the shares that one of the Determinations which the Arbitrator believes is the more accurate determination of the Average Trading Price of the shares. Without limiting the generality of the foregoing, in rendering his or her decision, the Arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement or either of the Determinations.

                    (vii) The Arbitrator shall render his or her determination as to the selection of a Determination in a signed and acknowledged written instrument, original counterparts of which shall be sent simultaneously to Limited Partners and the General Partner, within ten (10) days after the conclusion of the hearing(s) required by clause (v) of this Section.

                  (3) This provision shall constitute a written agreement to submit any dispute regarding the determination of the Average Trading Price of the shares of a Person to arbitration.

                  (4) The arbitration decision, determined as provided in this Article, shall be conclusive and binding on the parties, shall constitute an "award" by the Arbitrator within the meaning of the AAA rules and applicable law, and judgment may be entered thereon in any court of competent jurisdiction.

                  (5) The Common shall pay all fees and expenses relating to the arbitration (including, without limitation, the reasonable fees and expenses of one counsel chosen by the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner) and of experts and witnesses retained or called by the Limited Partners). The Limited Partners' counsel chosen as set forth in the preceding sentence shall represent the interests of all of the

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         Limited Partners and the choice of counsel shall be binding on all of the Limited Partners.

         E. From and after a Trigger Occurrence, each and every reference to the "Company" in Section 8.6 shall be deemed to be a reference to the Issuer of the Replacement Shares. From and after a Trigger Occurrence, the Issuer shall assume or unconditionally guaranty the performance of the General Partner's obligations under this Agreement pursuant to an instrument in form and substance satisfactory to the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner). From and after a Trigger Occurrence, the "Average Trading Price" of a REIT Share or a Replacement Share, as applicable shall be substituted for the "Value" of the same for the purposes of determining the Cash Amount.

         Section 16.3 Additional Issuer Covenants

                  The General Partner shall (i) not enter into an agreement with any Person which would result in a Triggering Event unless such agreement provides for each of the following and (ii) from and after any Trigger Occurrence, comply with each of the following:

         A. If, on the day immediately prior to a Trigger Occurrence, the Issuer is qualified as a REIT, then, substantially contemporaneously with such Trigger Occurrence, the General Partner, the Issuer and its Affiliates shall enter into such mergers, combinations, conveyances or other transactions as shall be required to cause substantially all of the assets of the General Partner and the Issuer and its Affiliates to be owned, leased or held directly or indirectly by a single operating partnership in which each Limited Partner shall hold one partnership unit having the rights specified by this Agreement for each Unit held by such Limited Partner immediately prior to such merger, combination, conveyance or other transaction. The agreement governing the resulting operating partnership shall be in a form substantially no less favorable to each of the Limited Partners than is this Agreement.

         B. From and after a Trigger Occurrence, the General Partner shall not take any action (other than (i) paying a dividend or distribution in respect of all of the Common Units that complies with Articles 5 and 13, (ii) purchasing or disposing of any real property or other assets provided that any single disposition of assets does not represent 10% or more of the total gross book value of the Partnership's assets at the time of such disposition and the Partnership shall use reasonable efforts to structure any dispositions of assets to comply with the requirements of Section 1031 of the Code, (iii) financing, refinancing or other repayment of any indebtedness or entering into or terminating any guaranty of indebtedness, (iv) issuing any Units to the Company or the General Partner in connection with a sale of securities by the Company or the General Partner or selling any Units, including, without limitation, in connection with a purchase of assets by the Partnership, or (v) redeeming any Units pursuant to this Agreement), if such action would result in any Limited Partner realizing a taxable gain, without the prior written consent of the holders of a majority of the Common Units held by the

Limited Partners (excluding the Common Units held by the General Partner). Notwithstanding the previous sentence, if the Issuer or the General Partner, or both, shall agree, in writing, to indemnify each of the Limited Partners against any taxes that the Limited Partners might incur a result of an action, or failure to take action, on the part of the General Partner, such action, or failure to take action, shall not require the consent of any of the Limited Partners. Further, if the General Partner is a REIT, the General Partner shall be permitted to take any action required by the Code or the IRS to allow the General Partner to remain a REIT without the consent of any of the Limited Partners.

         C. From and after a Trigger Occurrence, in the event a dividend or distribution consisting of cash or property (other than Replacement Shares) or both is paid by the Issuer in respect of the Replacement Shares, the General Partner shall cause the Partnership to distribute, in respect of each Common Unit, the same amount of cash or property the holder of a Common Unit would have received had such holder exercised its Redemption Right and received Replacement Shares prior to such dividend or distribution.

         Section 16.4 Application to Later Transactions

         This Article 16 shall apply to the initial Triggering Event and shall continue to apply to each subsequent Triggering Event.

         Section 16.5 Waivers and Amendments

         A. The provisions of this Article 16 may be waived only upon the written consent of the holders of a majority of the Common Units held by the Limited Partners (excluding the Common Units held by the General Partner and its Affiliates).

         B. This Article 16 shall only be amended as provided in Section 14.1.D of this Agreement and shall be deemed included in such section for all purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                GENERAL PARTNER:

                                Summit Properties Inc.


                                By:___________________________________

                                Title:________________________________


                                                [CORPORATE SEAL]


                                LIMITED PARTNERS:


                                By: __________________________________
                                    as Attorney-in-Fact for the Limited Partners

                         LIMITED PARTNER SIGNATURE PAGE

         The undersigned, desiring to become one of the within named Limited Partners of Summit Properties Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of Summit Properties Partnership, L.P. by and among Summit Properties Inc. and such Limited Partners, dated as of January __, 1999. The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

                  Signature line for Limited Partner _________________________

                  Address of Limited Partner         _________________________

                                                     _________________________

                                                     _________________________

                                    Exhibit A

              Available at Main Offices of Summit Properties Inc.

                                    Exhibit B

                           Capital Account Maintenance


1.       Capital Accounts of the Partners

         A. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement; and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with
Section 1.B hereof and allocated to such Partner pursuant to Section 6.1.A of the Agreement and Exhibit C hereof, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement; and (y) all items of Partnership deduction and loss computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to Section 6.1.B of the Agreement and Exhibit C hereof.

         B. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                  (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704(b)(2)(iv)(m)(4).

                  (2) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                  (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                  (4) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                  (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                  (6) Any items specifically allocated under Section 2 of Exhibit C hereof shall not be taken into account.

         C. Generally, a transferee (including an Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided, however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed solely for federal income tax purposes, to have been distributed in liquidation of the Partnership to the holders of Partnership Units (including such transferee) and recontributed by such Persons in reconstitution of the Partnership. In such event, the Carrying values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to
Section 1.D(2) hereof. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Exhibit B.

         D.       (1)      Consistent with the provisions of Regulations Section
                           1.704-1(b)(2)(iv)(f), and as provided in Section
                           1.D(2), the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

                  (2) Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership;

                           and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

                  (3)      In accordance with Regulations Section
                           1.704-1(b)(2)(iv)(e), the Carrying Value of
                           Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

                  (4) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to
                           Article 13 of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

         E. The provisions of this Agreement (including this Exhibit B and other Exhibits to this Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify (i) the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed; or (ii) the manner in which items are allocated among the Partners for federal income tax purposes in order to comply with such Regulations or to comply with Section 704(c) of the Code, the General Partner may make such modification without regard to Article 14 of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q); and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section

1.704-1(b). In addition, the General Partner may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts; (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code; (iii) the determination of Net Income, Net Loss, taxable loss and items thereof under this Agreement and pursuant to the Code; (iv) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis; (v) the allocation of asset value and tax basis; and (vi) conventions for the determination of cost recovery, depreciation and amortization deductions, as it determines in its sole discretion are necessary or appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and are in the best interest of the Partners.

2.       No Interest

         No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

3.       No Withdrawal

         No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 7 and 13 of the Agreement.

                                    Exhibit C

                            Special Allocation Rules


1.       Special Allocation Rules

         Notwithstanding any other provision of the Agreement or this Exhibit C, the following special allocations shall be made in the following order:

         A. Minimum Gain Chargeback. Notwithstanding the provisions of Section
6.1 of the Agreement or any other provisions of this Exhibit C, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 1.A is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. Solely for purposes of this Section 1.A, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section
6.1 of Partner Minimum Gain during such Partnership taxable year.

         B. Partner Minimum Gain Chargeback. Notwithstanding any other provision of Section 6.1 of this Agreement or any other provisions of this Exhibit C (except Section 1.A hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.702-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 1.B is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of the
Section 1.B, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement or this Exhibit with respect to such Partnership taxable year, other than allocations pursuant to Section 1.A hereof.

         C. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), and after giving
effect to the allocations required under Sections 1.A and 1.B hereof such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership taxable year) shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

         D. Nonrecourse Deductions. Nonrecourse Deductions for any Partnership taxable year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership taxable year which would satisfy such requirements.

         E. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership taxable year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

         F. Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis, and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         G. Curative Allocations. The allocations set forth in Section 1.A through 1.F of this Exhibit C (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Section 704(b) of the Code. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accordingly, the General Partner is hereby authorized to divide other allocations of income, gain, deduction and loss among the Partners so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions will be divided among the Partners. In general, the Partners anticipate that this will be accomplished by specially allocating other items of income, gain, loss and deduction among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each person is zero. However, the General Partner will have discretion to accomplish this result in any reasonable manner; provided, however, that no allocation pursuant to this Section 1.G shall cause the Partnership to fail to comply with the requirements of Regulations Sections 1.704-1(b)(2)(ii)(d), -2(e) or -2(i).

2.       Allocations for Tax Purposes

         A. Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

         B. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

                  (1)      (a)      In the case of a Contributed Property, such
                                    items attributable thereto shall be
                                    allocated among the Partners, consistent with the principles of Section 704(c) of the Code and the Regulations thereunder, to take into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution;
                                    and

                           (b) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to
                                    Section 6.1 of the Agreement and Section 1 of this Exhibit C.

                  (2)      (a)      In the case of an Adjusted Property, such
                                    items shall

                                    (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code and the Regulations thereunder to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Exhibit B; and

                                    (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.B(1) of this Exhibit C; and

                           (b) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

                  (3) all other items of income, gain, loss and deduction shall be allocated among the Partners the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of the Exhibit C.

         C. To the extent that the Treasury Regulations promulgated pursuant to
Section 704(c) of the Code permit the Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.

3.       No Withdrawal

         No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 of the Agreement.

                                    Exhibit D


              Available at main offices of Summit Properties Inc.

                                    Exhibit E

                              Notice of Redemption


         The undersigned Limited Partner hereby irrevocably (i) redeems __________ Common Units in Summit Properties Partnership, L.P. in accordance with the terms of the Agreement of Limited Partnership of Summit Properties Partnership, L.P. and the Redemption Right referred to therein; (ii) surrenders such Common Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby, represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Common Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to redeem and surrender such Common Units as provided herein; and (c) has obtained the consent or approval of all person or entities, if any, having the right to consent or approve such redemption and surrender.


Dated:_________________________


Name of Limited Partner:____________________________________
                                            Please Print


                                            ____________________________________
                                            (Signature of Limited Partner)


                                            ____________________________________
                                            (Street Address)


                                            ____________________________________
                                            (City)       (State)      (Zip Code)


                                            Signature Guaranteed by:


                                            ____________________________________

If REIT Shares are to be issued, issue to:


Name:_________________________________


Please insert social security or identifying number:__________________

                                    Exhibit F

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                           CERTIFICATE OF DESIGNATIONS
                        (EFFECTIVE AS OF APRIL 29, 1999)

            SERIES B CUMULATIVE REDEEMABLE PERPETUAL PREFERRED UNITS

                  SECTION 1. Definitions. The following terms shall have the meanings herein below ascribed thereto for purposes of this Certificate of Designations, and all other capitalized terms used herein shall have the meanings thereto ascribed in the Agreement (as hereinafter defined):

                  "Affiliate Parity Placement" shall have the meaning set forth therefor in Section 7(b) hereof.

                  "Agreement" shall mean that Amended and Restated Agreement of Limited Partnership of Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), dated as of May __, 2000, as amended.

                  "Charter" shall have the meaning set forth therefor in Section 3(d) hereof.

                  "Contribution Agreement" shall mean that certain Contribution Agreement, dated as of April 29, 1999, by and among the Company, the Partnership, Belcrest Realty Corporation and Belair Real Estate Corporation.

                  "Control" shall mean the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person.

                  "Excess Units" shall have the meaning set forth therefor in
Section 9(a)(iii) hereof.

                  "Exchange Notice" shall have the meaning set forth therefor in
Section 9(b) hereof.

                  "Exempt Affiliate Parity Placement" shall have the meaning set forth therefor in Section 7(b) hereof.

                  "Junior Units" shall have the meaning set forth therefor in
Section 3(d) hereof.

                  "New Partner Affiliate" shall mean a Person controlling, under common control with or controlled by a New Partner.

                  "Parent" shall mean the direct or indirect parent of a New Partner.

                  "Parity Units" shall mean any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series B Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership

                  "Partnership Affiliate" shall mean any Person controlled by, controlling or under common control with the Partnership.

                   "Priority Return" shall mean, an amount equal to 8.95% per annum, determined on the basis of a 360-day year of twelve (12) 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period pursuant to Section 3 hereof, of the stated value of $25.00 per Series B Preferred Unit, commencing on the date of issuance of such Series B Preferred Unit.

                   "PTP" shall mean a "publicly traded partnership" within the meaning of Section 7704 of the Code.

                  "Series B Exchange Price" shall have the meaning set forth therefor in Section 9(a)(i) hereof.

                  "Series B Redemption Price" shall have the meaning set forth therefor in Section 6(a) hereof.

                  "Series B Preferred Articles Supplementary" shall have the meaning set forth therefor in Section 9(a)(i) hereof.

                  "Series B Preferred Stock" shall have the meaning set forth therefor in Section 9(a)(i) hereof.

                  "Series B Preferred Unit Distribution Payment Date" shall have the meaning set forth therefor in Section 3(a) hereof.

                  "Series B Preferred Unit Partnership Record Date" shall have the meaning set forth therefor in Section 3(a) hereof.

                  "Series B Preferred Units" shall have the meaning set forth therefor in Section 2 hereof.

                  SECTION 2. Designation and Number. Pursuant to Section 4.2A of the Agreement, a series of Partnership Units in the Partnership designated as the "8.95% Series B Cumulative Redeemable Perpetual Preferred Units" (the "Series B Preferred Units") is hereby established. The number of Series B Preferred Units shall be 3,400,000.

                  SECTION 3. Distributions. (a) Payment of Distributions. Subject to the rights of holders of Parity Units and holders of Units ranking senior to the Series B Preferred Units as to the payment of distributions, holders of Series B Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, pursuant to Article 5 of the Agreement, cumulative preferential cash distributions at the rate per annum of 8.95% of the original Capital Contribution per Series B Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable:
(i) quarterly in arrears, on the last day (or, if not a Business Day, the next succeeding Business Day) of each of March, June, September and December of each year commencing on June 30, 1999 (each, a "Series B Preferred Unit Distribution Payment Date"), and (ii) in the event of (A) an exchange of Series B Preferred Units into Series B Preferred Stock, or (B) a redemption of Series B Preferred Units, on the exchange date or redemption date, as applicable. The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such period. If any date on which distributions are to be made on the Series B Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series B Preferred Units will be made to the holders of record of the Series B Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be the twentieth (20th) day of the calendar month in which the applicable Series B Preferred Unit Distribution Payment Date falls or on such earlier date designated on at least ten (10) days' notice by the Board of Directors of the General Partner as the record date for such distribution that is not more than thirty (30) nor less than ten (10) days prior to such Series B Preferred Unit Distribution Payment Date (the "Series B Preferred Unit Partnership Record Date").

         (b) Prohibition on Distribution. No distributions on Series B Preferred Units shall be authorized by the General Partner or paid or set apart for payment by the Partnership at any such time as the terms and provisions of any agreement of the Partnership or the Company, including any agreement relating to their indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent that such authorization or payment shall be restricted or prohibited by law.

         (c) Distributions Cumulative. Notwithstanding the provisions of Section 3(b) hereof, distributions on the Series B Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the

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

Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series B Preferred Units will accumulate as of the date on which they first become payable pursuant to
Section 3(a) (without reference to Section 3(b)). Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series B Preferred Unit Distribution Payment Date to holders of record of the Series B Preferred Units on the record date fixed by the Partnership acting through the General Partner, which date shall not exceed thirty (30) days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

         (d) Priority as to Distributions. (i) So long as any Series B Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest ranking junior as to the payment of distributions or rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership to the Series B Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Preferred Units, any Parity Units or any Junior Units, unless, in each case, all distributions accumulated on all Series B Preferred Units and all classes and series of outstanding Parity Units have been paid in full. The foregoing sentence will not prohibit (A) distributions payable solely in Junior Units, (B) the conversion of Junior Units or Parity Units into Junior Units, or
(C) the redemption of Partnership Interests corresponding to any Series B Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the Company pursuant to Section 4.5 of the Amended and Restated Articles of Incorporation of the Company (the "Charter") to preserve the Company's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article IV of the Charter.

                  (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment has not been irrevocably deposited in trust for payment) upon the Series B Preferred Units, all distributions authorized and declared on the Series B Preferred Units and all classes or series of outstanding Parity Units shall be authorized and declared so that the amount of distributions authorized and declared per Series B Preferred Unit and such other classes or series of Parity Units shall in all cases bear to each other the same ratio that accrued and unpaid distributions per Series B Preferred Unit and such other classes or series of Parity Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Units do not have cumulative distribution rights) bear to each other. Any distribution payment made on the Series B Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series B Preferred Units which remains payable.

         (e) No Further Rights. Holders of Series B Preferred Units shall not be entitled to any distributions with respect to such Series B Preferred Units, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein (it being

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

understood that such holder may have additional rights or claims to the remaining assets of the Partnership as a result of its ownership of Partnership Units of other classes or series or its status as General Partner).

                  SECTION 4. Allocations. The Series B Preferred Units shall be subject to all of the provisions of Article 6 of the Agreement.

                  SECTION 5. Liquidation Proceeds. (a) Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series B Preferred Units shall be made in accordance with
Section 13.2 of the Agreement.

         (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty
(60) days prior to the payment date stated therein, to each holder of record of the Series B Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

         (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Units will have no right or claim to any of the remaining assets of the Partnership with respect to such Series B Preferred Units (it being understood that such holder may have additional rights or claims to the remaining assets of the Partnership as a result of its ownership of Partnership Units of other classes or series or its status as General Partner).

         (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company or the Partnership to, or the consolidation or merger or other business combination of the Partnership or the Company with or into, any corporation, partnership, limited liability company, trust or other entity (or of any corporation, partnership, limited liability company, trust or other entity with or into the Partnership) or a statutory share exchange of the Company shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                  SECTION 6. Optional Redemption. (a) Right of Optional Redemption. (i) Except as otherwise expressly provided in this Section 6, the Series B Preferred Units may not be redeemed prior to the fifth (5th) anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series B Preferred Units, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days' written notice, at a redemption price (the "Series B Redemption Price"), payable in cash (or cash and such number of shares of Series B Preferred Stock to which a Partner holding such Series B Preferred Units being redeemed for other than cash would be entitled if redeemed at the Series B Exchange Price then in effect pursuant to Section 9 hereof), equal to the Capital Account balance of such holder of Series B Preferred Units attributable to such redeemed Units; provided, however, that no redemption pursuant to this Section 6 will be permitted if the Series B Redemption Price does not equal or exceed the original Capital Contribution with respect to such Units plus the cumulative Priority Return thereon, whether or not declared, to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series B Preferred Units are to be redeemed, the Series B Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional Partnership Units).

                  (ii) In the event that (1) any Series B Preferred Units shall, at any time, be transferred to any Substituted Limited Partner (other than a New Partner Affiliate) and (2) the General Partner shall determine in good faith that such transfer to such Person has caused, would cause, or would likely cause, the Partnership to be a PTP (taking into account the admission of any Partners or the transfer of any Units to any other Person under any agreements of which the General Partner is then aware or contemplating), such transferred Units shall be subject to the right of the Partnership to redeem such Units, in whole but not in part, at any time and from time to time, including without limitation, as of the end of the day immediately preceding the day of the effectiveness of such transfer, for the Series B Redemption Price of such Units payable in (y) such number of shares of Series B Preferred Stock to which the Partner holding such Units being redeemed (excluding Excess Units) would be entitled if redeemed at the Series B Exchange Price then in effect pursuant to
Section 9 hereof and (z) cash, with respect to any such Units that would be Excess Units.

         (b) Limitation on Redemption. (i) The Redemption Price of the Series B Preferred Units (other than the portion thereof attributable to accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Company that are contributed by the Company to the Partnership as additional capital contributions, or out of the sale of Partnership Interests, and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, depository receipts, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                  (ii) The Partnership may not redeem fewer than all of the outstanding Series B Preferred Units unless all accumulated and unpaid distributions have been paid on all Series B Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

         (c) Procedures for Redemption. (i) Notice of redemption will be (A) faxed, and (B) mailed by the Partnership, by certified mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record holding the Series B Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series B Preferred Units except as to any holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (m) the redemption date, (n) the Redemption Price, (o) the aggregate number of Series B Preferred Units to be redeemed and, if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units to be redeemed, (p) the place or places where such Series B Preferred Units are to be surrendered for payment of the Redemption Price, (q) that distributions on the Series B Preferred Units to be redeemed will cease to accumulate on such redemption date and (r) that payment of the Redemption Price will be made upon presentation and surrender of such Series B Preferred Units.

                  (ii) If the Partnership gives a notice of redemption in respect of Series B Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series B Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series B Preferred Units upon surrender of the Series B Preferred Units by such holders at the place designated in the notice of redemption. If the Series B Preferred Units are evidenced by a certificate and if fewer than all Series B Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all such Series B Preferred Units, evidencing the unredeemed Series B Preferred Units, without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series B Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment or deposit, in accordance with the foregoing, of the Redemption Price. If any date fixed for redemption of Series B Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Bay (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

                  SECTION 7. Voting Rights. (a) General. Partners holding the Series B Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth in this Section 7. In

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

connection with the foregoing, the references in Sections 14.1A and 14.2A of the Agreement to Partnership Interests shall exclude the Series B Preferred Units.

         (b) Certain Voting Rights. So long as any Series B Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the Partners holding at least two-thirds of the Series B Preferred Units outstanding at the time: (i) authorize, create, or increase the authorized or issued amount of any class or series of Partnership Interests ranking prior to the Series B Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests; (ii) issue any Parity Units to a Partnership Affiliate, reclassify any Partnership Interest held by a Partnership Affiliate into any such Parity Unit or issue any obligation or security convertible into or evidencing the right to purchase any such Parity Unit to a Partnership Affiliate (any such issuance or reclassification, referred to as an "Affiliate Parity Placement"); provided, however, that notwithstanding the foregoing provisions of this clause (ii) the Partnership may effect any Affiliate Parity Placement to the extent such placement is either (A) in connection with the issuance by the Company of corresponding preferred stock to persons who are not Partnership Affiliates or (B) upon terms no more favorable to such Partnership Affiliates than those that the General Partner, in the good faith determination of its Board of Directors, would be willing to offer to an unrelated party in an arm's length transaction (such placement, an "Exempt Affiliate Parity Placement"); or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Agreement, whether by merger, consolidation or otherwise, in each case in a transaction or manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting powers of the Series B Preferred Units or the Partners holding such Units as set forth in the Agreement and this Certificate of Designations; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (l) the Partnership is the surviving entity and the Series B Preferred Units remain outstanding with the terms thereof unchanged, or
(2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series B Preferred Units for other interests in such entity having substantially the same terms and rights as the Series B Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series B Preferred Units or the Partners holding such Units; and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests or obligation or security convertible into or evidencing the right to purchase any such Partnership Interests, in each case ranking (y) junior to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up (other than for Affiliate Parity Placements that are not Exempt Affiliate Parity Placements) shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series B Preferred Units or the Partners holding such Units. In the event of any conflict between the provisions of
Article 14 of the Agreement and the provisions of this Section 7, the provisions of this Section 7 shall control.

                  SECTION 8. Transfer Restrictions. Notwithstanding anything to the contrary set forth in Article 11 of the Agreement, in the event any Partner should desire to effect a transfer of any Series B Preferred Unit and such proposed transfer of all or any portion of the Series B Preferred Units (A) would not violate the provisions of Section 11.3D of the Agreement, (B) would effect a transfer to an entity that is an accredited investor within the meaning of Regulation D under the Securities Act, (C) (i) in the event that the Partnership shall satisfy the private placement safe harbor of Treasury Regulation Section 1.7704-1(h) (taking into account any person treated as a partner under Treasury Regulation Section 1.7704-1(h) (3)), would not cause the total number of such persons holding Series B Preferred Units to exceed five (5) and (ii) for so long as the Partnership is satisfying the safe harbor provisions of Notice 88-75 (1988-2 C.B. 386), would not cause the aggregate number of partners holding Series B Preferred Units, determined on a look-through basis (as provided in such notice) ("Look-Through Partners"), to exceed 20 and (D) with respect to such proposed transfer, the transferor and transferee, as applicable, represent to the General Partner in an ownership certificate (the "Ownership Certificate") in such form as is reasonably acceptable to the General Partner

                  (i) in the event that the Partnership is complying with the safe harbor of Notice 88-75 (1988-2 C.B. 386) at the time of such proposed transfer, the maximum number of Look-Through Partners (as hereinafter defined) in the transferee;

                  (ii) that such transferee would not cause the Company to fail to satisfy the requirements of Section 856(a)(6) and 856(h) of the Code assuming that (A) all Series B Preferred Units, including those to be transferred to such transferee, were exchanged for Series B Preferred Stock (as defined below), (B) there were no outstanding stock of any other class of the Company and (C) such determination was made during the last half of the Company's taxable year;

                  (iii) in the event that the Partnership is complying with the safe harbor of Notice 88-75 (1988-2 C.B. 386) at the time of such proposed transfer, such purported transferee's undertaking not to allow the number of Look-Through Partners certified in clause (i) to increase without the General Partner's prior written consent;

                  (iv) such purported transferee's undertaking not to permit the fact stated in clause (ii) to become untrue; and

                  (v) such purported transferee's undertaking to become a Substituted Limited Partner and to be bound by the terms of the Partnership Agreement,

the General Partner shall consent to the transfer of such Units to such transferee and (a) such transferee shall be considered a Substituted Limited Partner upon receipt by the General Partner of a written agreement of such transferee to become a Substituted Limited Partner and to be bound by the terms of the Agreement and (b) the Partnership and the General Partner shall treat such Substituted Limited Partner as the absolute owner of the Series B Preferred Units transferred in all respects. Notwithstanding the foregoing, in the event a proposed transfer to a transferee which is not a New Partner Affiliate would not effect a transfer to an entity which would satisfy the provisions of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code), if such provisions were made applicable to such transferee, then such transferee would not have the benefits set forth in Section 9(a)(iii) hereof with respect to "Excess Units;" and further provided such proposed transferee, in order to have such rights as are set forth in Section 9(a)(iii) with respect to "Excess Units" shall represent to the General Partner in the aforesaid Ownership Certificate that such transferee would satisfy the provisions of Section 542(a)(2) of the Code as so modified, and covenant that it will continue to satisfy such provisions. For purposes of this Section 8 "transfer" shall have the meaning thereto attributed in Section 11.1A of the Agreement; provided, however, that nothing contained in this provision shall prevent the right to pledge any Series B Preferred Units as such right is set forth in the Contribution Agreement.

                  SECTION 9. Exchange Rights. (a) Right to Exchange. (i) Series B Preferred Units will be exchangeable, subject to Section 9(a)(v) hereof (A) in whole or in part at any time on or after the tenth (10th) anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.95% Series B Cumulative Redeemable Perpetual Preferred Stock of the Company ("Series B Preferred Stock") at an exchange rate of one share of Series B Preferred Stock for one Series B Preferred Unit, subject to adjustment as described below (the "Series B Exchange Price"), (B) at any time, in whole or in part, at the option of the holders of Series B Preferred Units for Series B Preferred Stock if (y) at any time full distributions shall not have been timely made on any Series B Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive (provided that a distribution in respect of Series B Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series B Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or), or (z) upon receipt by a holder of or holders of Series B Preferred Units of (1) notice from the General Partner that the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (2) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder of or holders of Series B Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP, (C) in whole or in part, at the option of any holder of Series B Preferred Units prior to the tenth (10th) anniversary of the issuance date and after the third anniversary thereof if such holder of Series B Preferred Units shall deliver to the General Partner either
(1) a private ruling letter addressed to such Partner or (2) an opinion of independent counsel reasonably acceptable to the General Partner and based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series B Preferred Units at such earlier time would not cause the Series B Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series B Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange were permitted at such earlier date, and (D) in whole but not in part (regardless of whether held by the New Partners) for Series B Preferred Stock (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article IV of the Charter as supplemented by Section 7 of those certain Articles Supplementary designating the Series B Preferred Stock, executed by the Company as of April 29, 1999 (the "Series B Preferred Articles Supplementary"), taking into account exceptions thereto and the provisions of Section 9(a)(v) hereof) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of
Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any holder of Series B Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel based upon information referred to in paragraph 4(f)(iii) of the Contribution Agreement or information contained in the General Partner's publicly filed documents and which opinion is acceptable to the General Partner in its reasonable discretion to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series B Preferred Units would fail to maintain qualification as a real estate investment trust.

                  (ii) Notwithstanding anything to the contrary set forth in
Section 9(a)(i) hereof, if an Exchange Notice has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series B Preferred Units for cash in an amount equal to the original Capital Contribution per Series B Preferred Units to be redeemed and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series B Preferred Units for cash pursuant to this Section 9(a)(ii) by giving each holder of record of Series B Preferred Units notice of its election to redeem for cash, within ten (10) Business Days after receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage paid, at the address of each such holder as it may appear on the records of the Partnership stating (A) the redemption date, which shall be no later than sixty (60) days

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

following the receipt of the Exchange Notice, (B) the redemption price, (C) the place or places where the Series B Preferred Units are to be surrendered for payment of the redemption price, (D) that distributions on the Series B Preferred Units will cease to accrue on such redemption date; (E) that payment of the redemption price will be made upon presentation and surrender of the Series B Preferred Units and (F) the aggregate number of Series B Preferred Units to be redeemed, and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units being redeemed.

                  (iii) In the event an exchange of all or a portion of Series B Preferred Units pursuant to Section 9(a)(i) hereof would violate the provisions on ownership limitation of the Company set forth in Article IV of the Charter as supplemented by Section 7 of the Series B Preferred Articles Supplementary, the General Partner shall give written notice thereof to each holder of record of Series B Preferred Units that delivers an Exchange Notice, within ten (10) Business Days following receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each such holder of Series B Preferred Units shall be entitled to exchange, pursuant to the provisions of
Section 9(b) hereof a number of Series B Preferred Units which would comply with the provisions on the ownership limitation of the Company set forth in such
Article IV of the Charter as supplemented by Section 7 of the Series B Preferred Articles Supplementary (taking into account any waiver granted pursuant to the provisions of subsection (v) below) and any Series B Preferred Units held by a Partner that are not so exchangeable (the "Excess Units") shall, if the same are not the result of an exchange permitted solely by virtue of the exchange rights set forth in Sections 9(a)(i)(A), 9(a)(i)(B)(z) (but only to the extent the Partnership has become a PTP and (i) the obligations of the holders of Series B Preferred Units pursuant to Section 8 hereof have been breached or (ii) the representations of the New Partners in the Contribution Agreement that they are qualified to be taxable as REITs have been breached and such breach has caused the number of Look-Through Partners who hold Series B Preferred Units to exceed
20) or 9(a)(i)(C) hereof, be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (A) the number of Excess Units held by such holder, (B) the redemption price of the Excess Units, (C) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (D) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (E) that distributions on the Excess Units will cease to accrue on such redemption date, and (F) that payment of the redemption price will be made upon presentation and surrender of such Excess Units.

                  (iv) The redemption of Series B Preferred Units described in Sections 9(a)(ii) and 9(a)(iii) hereof shall be subject to the provisions of Sections 6(b)(i) and Section 6(c)(ii) hereof; provided, however, that the term "redemption price" in such Section shall be read to mean the original Capital Contribution per Series B Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                  (v) Notwithstanding anything to the contrary set forth hereinabove, (A) no amount of Series B Preferred Units held by any holder and tendered for exchange at any time will be exchangeable hereunder for Series B Preferred Stock to the extent the exchange of such amount of Series B Preferred Units would cause such holder of such Series B Preferred Units, after giving effect to such exchange, to violate the limitations set forth in Section 4.2 of the Charter, as supplemented by Section 7 of the Series B Preferred Articles Supplementary; provided, however, that the Company will waive such limitation and the limitations set forth in Section 4.2 of the Charter, as supplemented by
Section 7 of the Series B Preferred Articles Supplementary with respect to any Partner, if (1) such Partner demonstrates to the Company's reasonable satisfaction that the exchange of such Series B Preferred Units would not cause the Company to fail to satisfy the requirements of Section 856(a)(6) and 856(h) of the Code assuming [a] that there were no outstanding stock of any other class of the Company and [b] such determination were made during the last half of the Company's taxable year and (2) such waiver and exchange would not jeopardize the REIT status of the Company (including, but not limited to, by taking into account all beneficial and constructive ownership in the Company of such Partner) or cause it to incur income which would fail to qualify as rents from real property pursuant to 856(d)(2)(B) of the Code, and (3) such waiver and exchange is not inconsistent with its fiduciary duties to all of its shareholders and the Limited Partners, including the holders of the Series B Preferred Units and the holders of Series B Preferred Stock; provided, however, that notwithstanding anything to the contrary set forth in the foregoing, and without limiting the foregoing, if the criteria set forth in the preceding clauses (1) and (2) are satisfied with respect to a proposed exchange by a New Partner or New Partner Affiliate, such waiver and exchange shall be deemed to be not inconsistent with the fiduciary duties set forth above; and (B) at no time may exchange rights be exercised for fewer than 850,000 Series B Preferred Units, unless the total number of outstanding Series B Preferred Units not previously surrendered shall be less than 850,000 at such time, in which case exchange rights may be exercised for no fewer than all such outstanding Series B Preferred Units, subject, in any event, to the provisions in the foregoing clause (A).

         (b) Procedure for Exchange. (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (y) fax and (z) by certified mail postage prepaid. Except as otherwise provided in Sections 9(a)(ii) and 9(a)(iii) hereof, the General Partner and the Partnership shall effect any exchange of Series B Preferred Units by delivering to each holder of record of Series B Preferred Units, within ten (10) Business Days following receipt of the Exchange Notice, (A) certificates representing the Series B Preferred Stock being issued in exchange for the Series B Preferred Units of such holder being exchanged and (B) a written notice stating (1) the exchange date, which may be the date of such written notice or any other date which is not later than fifteen (15) Business Days following the receipt of the Exchange

Notice, (2) the Series B Exchange Price, and (3) that distributions on the Series B Preferred Units will cease to accrue on such exchange date. As a condition to the exchange, the General Partner may require the holders of Series B Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series B Preferred Stock pursuant to the exchange shall not be required to be registered under the Securities Act of 1933, as amended, or any state securities laws. Any shares of Series B Preferred Stock issued pursuant to this Section 9 shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free of any pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the Company, the Securities Act of 1933, as amended and relevant state securities or blue sky laws or created by the exchanging holder of Series B Preferred Units. Each Series B Preferred Unit exchanged hereunder for a share of Series B Preferred Stock shall be transferred to and acquired by the General Partner and shall not be canceled or redeemed while such share of Series B Preferred Stock is outstanding.

                  The certificates representing the Series B Preferred Shares issued upon exchange of the Series B Preferred Units shall contain the following legend:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

                  (ii) In the event of an exchange of Series B Preferred Units for shares of Series B Preferred Stock, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series B Preferred Units tendered for exchange shall continue to accrue on such Series B Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series B Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series B Preferred Unit that was validly exchanged into Series B Preferred Stock pursuant to this section (other than the General Partner now holding such Series B Preferred Unit), be entitled to receive a distribution out of Available Cash with respect to such exchanged Unit, if such holder, after such exchange, is entitled to receive a distribution from the Company with respect to the share of Series B Preferred Stock for which such Series B Preferred Unit was exchanged or redeemed.

                  (iii) Fractional shares of Series B Preferred Stock shall not to be issued upon any exchange hereunder but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series B Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

         (c) Adjustment of Exchange Price. (i) The Series B Exchange Price is subject to adjustment upon certain events, including, (a) subdivisions, combinations and reclassifications of the Series B Preferred Stock, and (b) distributions to all holders of Series B Preferred Stock of evidences of indebtedness of the Company or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series B Preferred Stock).

                  (ii) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series B Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series B Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a Partner holding that number of shares of Series B Preferred Stock or fraction thereof into which one Series B Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In the event of any conflict between the provisions of this
Section 9(c)(ii) and Sections 7.3 or 14.1 or Article 16 of the Agreement, the provisions of this Section 9(c)(ii) shall control.

                  SECTION 10. No Conversion Rights. The holders of the Series B Preferred Units shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

                  SECTION 11. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series B Preferred Units.

                  SECTION 12. No Preemptive or Other Rights. The holders of Series B Preferred Units shall have no preemptive rights, including preemptive rights with respect to any Units or other Partnership Interest of the Partnership convertible into or carrying rights or options to purchase any such Series B Preferred Units and including the provisions of Section 4.4 of the Agreement.

                                    Exhibit G


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                           CERTIFICATE OF DESIGNATIONS
                      (EFFECTIVE AS OF SEPTEMBER 3, 1999)

            SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED UNITS

         SECTION 1. Definitions. The following terms shall have the meanings herein below ascribed thereto for purposes of this Certificate of Designations, and all other capitalized terms used herein shall have the meanings thereto ascribed in the Agreement (as hereinafter defined):

         "Affiliate Parity Placement" shall have the meaning set forth therefor in Section 7(b) hereof.

         "Agreement" shall mean that Amended and Restated Agreement of Limited Partnership of Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), dated as of May __, 2000, as amended.

         "Charter" shall have the meaning set forth therefor in Section 3(d) hereof.

         "Class C New Partner Affiliate" shall mean a Person who holds an interest, directly or indirectly, in the Class C New Partner as of the date hereof.

         "Contribution Agreement" shall mean that certain Contribution Agreement, dated as of September 3, 1999, by and among the Company, the Partnership, The Times Mirror Company and the Class C New Partner.

         "control" shall mean the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person.

         "Excess Units" shall have the meaning set forth therefor in Section 9(a)(iii) hereof.

         "Exchange Notice" shall have the meaning set forth therefor in Section 9(b) hereof.

         "Exempt Affiliate Parity Placement" shall have the meaning set forth therefor in Section 7(b) hereof.

         "Junior Units" shall have the meaning set forth therefor in Section 3(d) hereof.

         "Parent" shall mean the direct or indirect parent of a Class C New Partner.

         "Parity Units" shall mean any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series C Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. Without limiting the foregoing, the Series C Preferred Units and the Partnership's 8.95% Series B Cumulative Redeemable Perpetual Preferred Units are hereby expressly designated by the Partnership to rank on a parity with each other with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership.

         "Partnership Affiliate" shall mean any Person controlled by, controlling or under common control with the Partnership.

          "Priority Return"shall mean, an amount equal to 8.75% per annum, determined on the basis of a 360-day year of twelve (12) 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period pursuant to Section 3 hereof, of the stated value of $25.00 per Series C Preferred Unit, commencing on the date of issuance of such Series C Preferred Unit.

          "PTP" shall mean a "publicly traded partnership" within the meaning of
Section 7704 of the Code.

         "Series C Exchange Price" shall have the meaning set forth therefor in
Section 9(a)(i) hereof.

         "Series C Redemption Price" shall have the meaning set forth therefor in Section 6(a) hereof.

         "Series C Preferred Articles Supplementary" shall mean those certain Articles Supplementary designating the Series C Preferred Stock, executed by the Company as of September 3, 1999.

         "Series C Preferred Stock" shall have the meaning set forth therefor in
Section 9(a)(i) hereof.

         "Series C Preferred Unit Distribution Payment Date" shall have the meaning set forth therefor in Section 3(a) hereof.

         "Series C Preferred Unit Partnership Record Date" shall have the meaning set forth therefor in Section 3(a) hereof.

         "Series C Preferred Units" shall have the meaning set forth therefor in
Section 2 hereof.

         SECTION 2. Designation and Number. Pursuant to Section 4.2A of the Agreement, a series of Partnership Units in the Partnership designated as the "8.75% Series C Cumulative

Redeemable Perpetual Preferred Units" (the "Series C Preferred Units") is hereby established. The number of Series C Preferred Units shall be 2,200,000.

         SECTION 3. Distributions.

         (a) Payment of Distributions. The Series C Preferred Units shall rank on a parity with the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up. Subject to the rights of holders of Parity Units and holders of Units ranking senior to the Series C Preferred Units as to the payment of distributions, holders of Series C Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, pursuant to Article 5 of the Agreement, cumulative preferential cash distributions at the rate per annum of 8.75% of the original Capital Contribution per Series C Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable:
(i) quarterly in arrears, for the first three quarters on the last day (or, if not a Business Day (as hereinafter defined), the next succeeding Business Day) of each of March, June and September, and for the last quarter on December 21st (or if not a Business Day, the next succeeding Business Day), commencing on September 30, 1999 (each, a "Series C Preferred Unit Distribution Payment Date"), and (ii) in the event of (A) an exchange of Series C Preferred Units into Series C Preferred Stock, or (B) a redemption of Series C Preferred Units, on the exchange date or redemption date, as applicable. The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such period; provided, however, that for each calendar year (x) the amount of the distribution for the period November 1 through December 21 shall be computed on the basis of two 30-day months plus twenty-one (21) days and (y) the amount of the distribution for the period December 22 through March 31 shall be computed on the basis of three 30-day months plus nine (9) days. If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Units will be made to the holders of record of the Series C Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be the twentieth (20th) day of the calendar month in which the applicable Series C Preferred Unit Distribution Payment Date falls or on such earlier date designated by the Board of Directors of the General Partner as the record date for such distribution that is not more than thirty (30) days prior to such Series C Preferred Unit Distribution Payment Date (the "Series C Preferred Unit Partnership Record Date").

         (b) Prohibition on Distribution. No distributions on Series C Preferred Units shall be authorized by the General Partner or paid or set apart for payment by the Partnership at any such time as the terms and provisions of any agreement of the Partnership or the Company, including any agreement relating to their indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent that such authorization or payment shall be restricted or prohibited by law.

         (c) Distributions Cumulative. Notwithstanding the provisions of Section 3(b) hereof, distributions on the Series C Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the date on which they first become payable pursuant to Section 3(a) (without reference to Section 3(b)). Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series C Preferred Unit Distribution Payment Date to holders of record of the Series C Preferred Units on the record date fixed by the Partnership acting through the General Partner, which date shall not exceed thirty (30) days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

         (d) Priority as to Distributions.

                  (i) So long as any Series C Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest ranking junior as to the payment of distributions or rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership to the Series C Preferred Units (collectively, "Junior Units"), nor shall any cash or other property (other than capital stock of the General Partner which corresponds in ranking to the Partnership Interests being acquired) be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series C Preferred Units, any Parity Units or any Junior Units, unless, in each case, all distributions accumulated on all Series C Preferred Units and all classes and series of outstanding Parity Units have been paid in full (or a sum sufficient for such full payment has been irrevocably deposited in trust for payment). The foregoing sentence will not prohibit (A) distributions payable solely in Junior Units, (B) the conversion of Junior Units or Parity Units into Junior Units, or (C) the redemption of Partnership Interests corresponding to any Series C Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the Company pursuant to
Section 4.5 of the Amended and Restated Articles of Incorporation of the Company (the "Charter") to preserve the Company's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article IV of the Charter.

                  (ii) At any time when the Partnership is in arrears on the payment of distributions on the Series C Preferred Units for a prior distribution period (and a sum sufficient for the full distribution then payable is not irrevocably deposited in trust for payment), all distributions authorized and declared on the Series C Preferred Units and all classes or series of outstanding Parity Units shall be authorized and declared so that the amount of distributions authorized and declared per Series C Preferred Unit and such other classes or series of Parity Units shall in all cases bear to each other the same ratio that accrued and unpaid distributions per Series C Preferred Unit and such other classes or series of Parity Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Units do not have cumulative distribution rights) bear to each other. Any distribution payment made on the Series C Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series C Preferred Units which remains payable.

         (e) No Further Rights. Holders of Series C Preferred Units shall not be entitled to any distributions with respect to such Series C Preferred Units, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein (it being understood that such holder may have additional rights or claims to the remaining assets of the Partnership as a result of its ownership of Partnership Units of other classes or series or its status as General Partner).

         SECTION 4. Allocations. The Series C Preferred Units shall be subject to all of the provisions of Article 6 of the Agreement.

         SECTION 5. Liquidation Proceeds.

         (a) Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series C Preferred Units shall be made in accordance with Section 13.2 of the Agreement.

         (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty
(60) days prior to the payment date stated therein, to each holder of record of the Series C Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

         (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership with respect to such Series C Preferred Units (it being understood that such holder may have additional rights or claims to the remaining assets of the Partnership as a result of its ownership of Partnership Units of other classes or series or its status as General Partner).

         (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company or the Partnership to, or the consolidation or merger or other business combination of the Partnership or the Company with or into, any corporation, partnership, limited liability company, trust or other entity (or of any corporation, partnership, limited liability company, trust or other entity with or into the Partnership) or a statutory share exchange of the Company shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

         SECTION 6. Optional Redemption.

         (a) Right of Optional Redemption.

                  (i) Except as otherwise expressly provided in this Section 6, the Series C Preferred Units may not be redeemed prior to the fifth (5th) anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series C Preferred Units, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days' written notice, at a redemption price (the "Series C Redemption Price"), payable in cash, equal to the Capital Account balance of such holder of Series C Preferred Units attributable to such redeemed Units; provided, however, that no redemption pursuant to this Section 6 will be permitted if the Series C Redemption Price does not equal or exceed the original Capital Contribution with respect to such Units plus the cumulative Priority Return thereon, whether or not declared, to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series C Preferred Units are to be redeemed, the Series C Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional Partnership Units).

                  (ii) In the event that (1) any Series C Preferred Units shall, at any time, be transferred to any Substituted Limited Partner and (2) the General Partner shall determine in good faith that such transfer to such Person has caused, would cause, or would likely cause, the Partnership to be a PTP (taking into account the admission of any Partners or the transfer of any Units to any other Person under any agreements of which the General Partner is then aware or contemplating), such transferred Units shall be subject to the right of the Partnership to redeem such Units, in whole but not in part, at any time and from time to time, including without limitation, as of the end of the day immediately preceding the day of the effectiveness of such transfer, for the Series C Redemption Price of such Units payable in (y) such number of shares of Series C Preferred Stock to which the Partner holding such Units being redeemed (excluding Excess Units) would be entitled if redeemed at the Series C Exchange Price then in effect pursuant to Section 9 hereof and (z) cash, with respect to any such Units that would be Excess Units.

         (b) Limitation on Redemption.

                  (i) The Redemption Price of the Series C Preferred Units (other than the portion thereof attributable to accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Company that are contributed by the Company to the Partnership as additional capital contributions, or out of the sale of Partnership Interests, and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, depository receipts, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                  (ii) The Partnership may not redeem fewer than all of the outstanding Series C Preferred Units unless all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

         (c) Procedures for Redemption.

                  (i) Notice of redemption will be (A) faxed, and (B) mailed by the Partnership, by certified mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record holding the Series C Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Units except as to any holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (m) the redemption date, (n) the Redemption Price, (o) the aggregate number of Series C Preferred Units to be redeemed and, if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units to be redeemed,
(p) the place or places where such Series C Preferred Units are to be surrendered for payment of the Redemption Price, (q) that distributions on the Series C Preferred Units to be redeemed will cease to accumulate on such redemption date and (r) that payment of the Redemption Price will be made upon presentation and surrender of such Series C Preferred Units.

                  (ii) If the Partnership gives a notice of redemption in respect of Series C Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series C Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series C Preferred Units upon surrender of the Series C Preferred Units by such holders at the place designated in the notice of redemption. If the Series C Preferred Units are evidenced by a certificate and if fewer than all Series C Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all such Series C Preferred Units, evidencing the unredeemed Series C Preferred Units, without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment or deposit, in accordance with the foregoing, of the Redemption Price. If any date fixed for redemption of Series C Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series C Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         SECTION 7. Voting Rights.

         (a) General. Partners holding the Series C Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth in this Section 7. In connection with the foregoing, the references in Sections 14.1A and 14.2A of the Agreement to Partnership Interests shall exclude the Series C Preferred Units.

         (b) Certain Voting Rights. So long as any Series C Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the Partners holding at least two-thirds of the Series C Preferred Units outstanding at the time:

                  (i) authorize, create, or increase the authorized or issued amount of any class or series of Partnership Interests ranking senior to the Series C Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests into any such senior Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such senior Partnership Interests;

                  (ii) issue any Parity Units to a Partnership Affiliate, reclassify any Partnership Interest held by a Partnership Affiliate into any such Parity Unit or issue any obligation or security convertible into or evidencing the right to

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                  purchase any such Parity Unit to a Partnership Affiliate (any such issuance or reclassification, referred to as an "Affiliate Parity Placement"); provided, however, that notwithstanding the foregoing provisions of this clause (ii) the Partnership may effect any Affiliate Parity Placement to the extent such placement is either (A) in connection with the issuance by the Company of corresponding preferred stock to persons who are not Partnership Affiliates or (B) upon terms no more favorable to such Partnership Affiliates than those that the General Partner, in the good faith determination of its Board of Directors, would be willing to offer to an unrelated party in an arm's length transaction (such placement, an "Exempt Affiliate Parity Placement");

                  (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Agreement, whether by merger, consolidation or otherwise, in each case in a transaction or manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting powers of the Series C Preferred Units or the Partners holding such Units as set forth in the Agreement and this Certificate of Designations; or

                  (iv) enter into any contract, mortgage, loan or other agreement that (A) prohibits or restricts a holder of Series C Preferred Units from exercising any rights it has pursuant to
                  Section 9 hereof (subject to all remaining terms and provisions hereof) to effect an exchange of Series C Preferred Units or (B) expressly prohibits the Company from making an offering of "capital stock" pursuant to Section 6(b)(i) hereof which the Company must make in order to satisfy an obligation to pay for Excess Units pursuant to Section 9 hereof; provided, however, that the foregoing restriction shall not apply to any agreement of the Company entered into with an underwriter in connection with an offering of securities or, except as otherwise provided herein, any agreement of the Company entered into in connection with any proposed merger, consolidation, sale of assets or similar transaction;

provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (l) the Partnership is the surviving entity and the Series C Preferred Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Units or the Partners holding such Units;

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provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests or obligation or security convertible into or evidencing the right to purchase any such Partnership Interests, in each case ranking (y) junior to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up (other than for Affiliate Parity Placements that are not Exempt Affiliate Parity Placements) shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Units or the Partners holding such Units; and provided further, that any agreement pursuant to which a transaction that satisfies the conditions in either of the foregoing two provisos is to be effected shall be deemed not to be an agreement requiring consent under the foregoing clause (iv).

         In addition to the foregoing, so long as any Series C Preferred Stock or Series C Preferred Units remains outstanding, the Company shall not, without the affirmative vote of the holders of the Series C Preferred Stock outstanding and the Series C Preferred Units outstanding at the time, if any, which if the Series C Preferred Stock and Series C Preferred Units voted together as a single class would represent two-thirds of the combined outstanding Series C Preferred Stock and Series C Preferred Units: (i) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series C Preferred Stock with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the Company into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares; (ii) issue any shares of Parity Stock to a Company Affiliate (as hereinbelow defined), reclassify any authorized shares of the Company held by a Company Affiliate into any such shares of Parity Stock or issue any obligation or security convertible into or evidencing the right to purchase any such shares of Parity Stock to a Company Affiliate (any such issuance or reclassification, referred to as a "Company Affiliate Parity Placement"); provided, however, that notwithstanding the foregoing provisions of this clause (ii) the Company may effect any Company Affiliate Parity Placement to the extent such placement is upon terms no more favorable to such Company Affiliate than those that the Company, in the good faith determination of its Board of Directors, would be willing to offer to an unrelated party in an arm's length transaction (such placement, an "Exempt Company Affiliate Parity Placement"); or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity, or (B) amend, alter or repeal the provisions of the Charter (including the Series C Preferred Articles Supplementary) or Bylaws, whether by merger, consolidation or otherwise, in each case in a transaction or manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting powers of the Series C Preferred Stock or the holders thereof as set forth in the Series C Preferred Articles Supplementary; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Company's assets as an entirety, so long as (1) the Company is the surviving entity and the Series C Preferred Stock

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remains outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes the Series C Preferred Stock for other preferred stock or interests having substantially the same terms and same rights as the Series C Preferred Stock, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Stock or the holders thereof and provided further that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock or obligation or security convertible into or evidencing the right to purchase any such Preferred Stock, or any increase in an amount of authorized shares of each class or series, in each case ranking either
(y) junior to the Series C Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity with the Series C Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up (other than for Company Affiliate Parity Placements that are not Exempt Company Affiliate Parity Placements) shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Stock or the holders thereof. For purposes hereof (i) "Company Affiliate" shall mean any Person controlled by, controlling or under common control with the Company; (ii) "control" means the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person and (iii) "Person" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual entity in its own or representative capacity.

         In the event of any conflict between the provisions of Article 14 of the Agreement and the provisions of this Section 7, the provisions of this
Section 7 shall control.

         (c) No General Partner Voting Rights. Notwithstanding anything to the contrary, in no event shall the General Partner or any Partnership Affiliate have any voting, consent or approval rights in respect of any Series C Preferred Units it or they may hold that have been exchanged or redeemed pursuant to Sections 6 or 9 hereof, and any percentage or portion of outstanding Series C Preferred Units that may be required hereunder for any vote, consent or approval of holders thereof shall be determined as if all such Series C Preferred Units then held by the General Partner or any Partnership Affiliates that have been exchanged or redeemed pursuant to Sections 6 or 9 hereof were not outstanding.

         SECTION 8. Transfer Restrictions. Notwithstanding anything to the contrary set forth in Article 11 of the Agreement, in the event any Partner should desire to effect a transfer of any Series C Preferred Units and such proposed transfer of all or any portion of the Series C Preferred Units

         (A) would not violate the provisions of Section 11.3C or 11.3D of the Agreement,

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         (B) would effect a transfer to an accredited investor within the meaning of Regulation D under the Securities Act,

         (C) (i) in the event that the Partnership shall satisfy the private placement safe harbor of Treasury Regulation Section 1.7704-1(h) (taking into account any person treated as a partner under Treasury Regulation Section 1.7704-1(h) (3)), would not cause the total number of such persons holding Series C Preferred Units to exceed five (5),
         (ii) for so long as the Partnership is satisfying the safe harbor provisions of Notice 88-75 (1988-2 C.B. 386), would not cause the aggregate number of partners holding Series C Preferred Units, determined on a look-through basis (as provided in such notice) ("Look-Through Partners"), to exceed 75 and (iii) would either satisfy the definition of a "block transfer" as defined in Treasury Regulation
         Section 1.7704-1(e) as in effect on the date hereof or otherwise qualify as a transfer not involving trading within the meaning of Treasury Regulation Section 1.7704-1(e) as in effect on the date hereof and

         (D) with respect to such proposed transfer, the transferor and transferee, as applicable, represent to the General Partner in an ownership certificate (the "Ownership Certificate") in such form as is reasonably acceptable to the General Partner

                  (i) in the event that the Partnership is complying with the safe harbor of Notice 88-75 (1988-2 C.B. 386) at the time of such proposed transfer, the maximum number of Look-Through Partners (as hereinafter defined) in the transferee;

                  (ii) that (A) such transferee would not cause the Company to fail to satisfy the requirements of Section 856(a)(6) and 856(h) of the Code assuming that (I) all Series C Preferred Units, including those to be transferred to such transferee, were exchanged for Series C Preferred Stock (as defined below), and (II) such determination was made during the last half of the Company's taxable year, and

                                    (B) with respect to such transferee's
                           ownership of such Series C Preferred Stock (I) no "individual" would be treated as owning more than 50% of the outstanding shares of Series C Preferred Stock owned by the transferee and (II) no "individual" would be treated as owning more than 8% of the value of the outstanding shares of the Company's Stock (as defined in the Charter) applying, in each case, the provisions of Section 542(a)(2) of the Code and
                           Section 544 of the Code, as modified by Section 856(h) of the Code;

                  (iii) in the event that the Partnership is complying with the safe harbor of Notice 88-75 (1988-2 C.B. 386) at the time of such proposed transfer, such purported transferee's undertaking not to allow the number of

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                           Look-Through Partners certified in clause (i) to
                           increase without the General Partner's prior written consent;

                  (iv) such purported transferee's undertaking not to permit the fact stated in clause (ii) to become untrue; and

                  (v) such purported transferee's undertaking to become a Substituted Limited Partner and to be bound by the terms of the Partnership Agreement,

the General Partner shall consent to the transfer of such Units to such transferee as of the date of such Ownership Certificate (the "Consent Date") and

         (a) such transferee shall be considered a Substituted Limited Partner upon receipt by the General Partner of a written agreement of such transferee to become a Substituted Limited Partner and to be bound by the terms of the Agreement and

         (b) the Partnership and the General Partner shall treat such Substituted Limited Partner as the absolute owner of the Series C Preferred Units transferred in all respects;

provided, however, that notwithstanding the foregoing, in the event a transfer to a transferee which is not a Class C New Partner Affiliate effects a transfer to a person or entity which is not able to satisfy the provisions of clause (ii) above at the time such transferee exercises any right to cause an exchange of such Units pursuant to Section 9 hereof and

         (A) such transferee has acquired (directly or indirectly) any additional equity interest in the stock of the Company subsequent to the Consent Date or

         (B) any individual to whom such Series C Preferred Stock would be attributed (applying the provisions of Section 544 of the Code as modified by Section 856(h) of the Code) would be deemed to own more of the Company's stock than such individual was deemed to own on the Consent Date (applying the provisions of Section 544 of the Code as modified by Section 856(h) of the Code), then such transferee shall not have the benefits set forth in Section 9(a)(iii) hereof with respect to "Excess Units." For purposes of this Section 8 "transfer" shall have the meaning thereto attributed in Section 11.1A of the Agreement; provided, however, that nothing contained in this provision shall prevent the right to pledge any Series C Preferred Units as such right is set forth in the Contribution Agreement.

         SECTION 9. Exchange Rights. (a) Right to Exchange. (i) Series C Preferred Units will be exchangeable, subject to Section 9(a)(v) hereof


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         (A) in whole or in part at any time on or after the tenth (10th)
         anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.75% Series C Cumulative Redeemable Perpetual Preferred Stock of the Company ("Series C Preferred Stock") at an exchange rate of one share of Series C Preferred Stock for one Series C Preferred Unit, subject to adjustment as described below (the "Series C Exchange Price"),

         (B) with respect to (y) below, at any time, and with respect to (z) below, at any time prior to December 31, 2004, in each case, in whole or in part, at the option of the holders of Series C Preferred Units for Series C Preferred Stock if

                  (y) at any time full distributions shall not have been timely made on any Series C Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive (provided that a distribution in respect of Series C Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series C Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made), or

                  (z) upon receipt by a holder of or holders of Series C Preferred Units of (1) notice from the General Partner that the General Partner has become aware of facts that will or will likely cause the Company to become a PTP in such taxable year and (2) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder of or holders of Series C Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP,

         (C) in whole or in part, at the option of any holder of Series C Preferred Units prior to the tenth (10th) anniversary of the issuance date and after the third (3rd) anniversary thereof if such holder of Series C Preferred Units shall deliver to the General Partner either
         (1) a private letter ruling addressed to such Partner or (2) an opinion of independent counsel reasonably acceptable to the General Partner and based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series C Preferred Units at such earlier time would not cause the Series C Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series C Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange were permitted at such earlier date, and


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         (D) in whole but not in part for Series C Preferred Stock if at any time, (i) the Class C New Partner concludes based on results or projected results that there exists (in the reasonable judgment of the Class C New Partner) an imminent and substantial risk that the Class C New Partner's interest in the Partnership represents or will represent more than 18.0% of the total profits of or capital interests in the Partnership for a taxable year, (ii) the Class C New Partner delivers to the General Partner an opinion of nationally recognized independent counsel, reasonably acceptable to the General Partner to the effect that there is a substantial risk that its interest in the Partnership does not or will not satisfy the 18.0% limit and (iii) the General Partner agrees with the conclusions referred to in clauses (i) and (ii) of this sentence, such agreement not to be unreasonably withheld.

                  (ii) Notwithstanding anything to the contrary set forth in
Section 9(a)(i) hereof, if an Exchange Notice has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series C Preferred Units for cash in an amount equal to the original Capital Contribution per Series C Preferred Unit to be redeemed and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series C Preferred Units for cash pursuant to this Section 9(a)(ii) by giving each holder of record of Series C Preferred Units notice of its election to redeem for cash, within ten (10) Business Days after receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage paid, at the address of each such holder as it may appear on the records of the Partnership stating (A) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (B) the redemption price, (C) the place or places where the Series C Preferred Units are to be surrendered for payment of the redemption price, (D) that distributions on the Series C Preferred Units will cease to accrue on such redemption date; (E) that payment of the redemption price will be made upon presentation and surrender of the Series C Preferred Units and (F) the aggregate number of Series C Preferred Units to be redeemed, and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units being redeemed.

                  (iii) In the event an exchange on any date (which such date shall be referred to as the "Exchange Date") of all or a portion of Series C Preferred Units pursuant to Section 9(a)(i) hereof would violate the Ownership Limit (as hereinafter defined), after giving effect to the terms of the form of waiver of ownership limitation attached hereto (the "Waiver"), which Waiver shall be granted to the Class C New Partners in connection with and not later than 60 days subsequent to their acquisition of the Series C Preferred Units or a similar Waiver granted to a transferee of the Class C New Partners pursuant to
Section 8 hereof, the General Partner shall give written notice thereof to each holder of record of Series C Preferred Units that delivers an Exchange Notice, within ten (10) Business Days following receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, and provided that (A) the General Partner does not elect to waive provisions on ownership limitation of the Company set forth in Article IV of the Charter (the "Ownership Limit"), with respect to such holders of Series C Preferred Units (which such determination shall be made in the sole and absolute discretion of the General Partner) and (B) each holder of such units represents to the General Partner that as of the Exchange Date such holder has not (a) acquired (directly or indirectly) any additional equity interest in the Stock of the Company subsequent to the date such holder acquired the Series C Preferred Units (the "Consent Date") and (b) no individual to whom such Series C Preferred Stock would be attributed (applying the provisions of Section 544 of the Code as modified by Section 856(h) of the Code) would be deemed to own more of the Company's Stock than such individual was deemed to own on the Consent Date (applying the provisions of Section 544 of the Code as modified by Section 856(h) of the Code), each such holder of Series C Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 9(b) hereof a number of Series C Preferred Units which would comply with the Ownership Limit (taking into account any waiver of the Ownership Limit granted by the General Partner). Any Series C Preferred Units held by a Partner that are not so exchangeable (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. Notwithstanding anything to the contrary above in the Agreement, the Contribution Agreement, or any other agreement among the parties in effect as of the date hereof, if the General Partner fails to deliver the Waiver to the Class C New Partners within 60 days of their acquisition of the Class C Preferred Units pursuant to the Contribution Agreement, then, any Class C Preferred Units tendered for exchange by any holder pursuant to this Section 9 shall be redeemed for cash without regard to the limitations of Sections 9(a)(iv) or 6(b)(i). The written notice of the General Partner shall state (A) the number of Excess Units held by such holder, (B) the redemption price of the Excess Units, (C) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (D) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (E) that distributions on the Excess Units will cease to accrue on such redemption date, and (F) that payment of the redemption price will be made upon presentation and surrender of such Excess Units.

                  (iv) The redemption of Series C Preferred Units described in Sections 9(a)(ii) and 9(a)(iii) hereof shall be subject to the provisions of Sections 6(b)(i) and Section 6(c)(ii) hereof; provided, however, that the term "redemption price" in such Section shall be read to mean the original Capital Contribution per Series C Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                  (v) Notwithstanding anything to the contrary set forth hereinabove, (A) no amount of Series C Preferred Units held by any holder and tendered for exchange at any time

                                      G-16

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will be exchangeable hereunder for Series C Preferred Stock to the extent the exchange of such amount of Series C Preferred Units would cause such holder of such Series C Preferred Units, after giving effect to such exchange, to violate the Ownership Limit, taking into account the Waiver; provided, however, that the Company may waive the foregoing limitation in its sole and absolute discretion and (B) at no time may exchange rights be exercised for fewer than 25% of the amount of Series C Preferred Units issued on the date hereof, unless the total number of outstanding Series C Preferred Units not previously surrendered shall be less than 25% of the amount of Series C Preferred Units issued on the date hereof at such time, in which case exchange rights may be exercised for no fewer than all such outstanding Series C Preferred Units, subject, in any event, to the provisions in the foregoing clause (A).

         (b) Procedure for Exchange. (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (y) fax and (z) by certified mail postage prepaid. Except as otherwise provided in Sections 9(a)(ii) and 9(a)(iii) hereof, the General Partner and the Partnership shall effect any exchange of Series C Preferred Units by delivering to each holder of record of Series C Preferred Units, within ten (10) Business Days following receipt of the Exchange Notice, (A) certificates representing the Series C Preferred Stock being issued in exchange for the Series C Preferred Units of such holder being exchanged and (B) a written notice stating (1) the exchange date, which may be the date of such written notice or any other date which is not later than fifteen (15) Business Days following the receipt of the Exchange Notice, (2) the Series C Exchange Price, and (3) that distributions on the Series C Preferred Units will cease to accrue on such exchange date. As a condition to the exchange, the General Partner may require the holders of Series C Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series C Preferred Stock pursuant to the exchange shall not be required to be registered under the Securities Act of 1933, as amended, or any state securities laws. Any shares of Series C Preferred Stock issued pursuant to this Section 9 shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free of any pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the Company, the Securities Act of 1933, as amended and relevant state securities or blue sky laws or created by the exchanging holder of Series C Preferred Units. Each Series C Preferred Unit exchanged hereunder for a share of Series C Preferred Stock shall be transferred to and acquired by the General Partner and shall not be canceled or redeemed while such share of Series C Preferred Stock is outstanding.

         The certificates representing the Series C Preferred Shares issued upon exchange of the Series C Preferred Units shall contain the following legend:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE
                           MAY NOT BE TRANSFERRED, SOLD, ASSIGNED,
                           PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED
                           OF EXCEPT (A) PURSUANT TO AN EFFECTIVE

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                           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                           1933, AS AMENDED (THE "ACT") OR (B) IF THE
                           CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

                  (ii) In the event of an exchange of Series C Preferred Units for shares of Series C Preferred Stock, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series C Preferred Units tendered for exchange shall continue to accrue on such Series C Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series C Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series C Preferred Unit that was validly exchanged into Series C Preferred Stock pursuant to this section (other than the General Partner now holding such Series C Preferred Unit), be entitled to receive a distribution out of Available Cash with respect to such exchanged Unit, if such holder, after such exchange, is entitled to receive a distribution from the Company with respect to the share of Series C Preferred Stock for which such Series C Preferred Unit was exchanged or redeemed.

                  (iii) Fractional shares of Series C Preferred Stock shall not to be issued upon any exchange hereunder but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series C Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

         (c) Adjustment of Exchange Price.

                  (i) The Series C Exchange Price is subject to adjustment upon certain events, including, (a) subdivisions, combinations and reclassifications of the Series C Preferred Stock, and (b) distributions to all holders of Series C Preferred Stock of evidences of indebtedness of the Company or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series C Preferred Stock).

                  (ii) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series C Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property

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

(including cash or any combination thereof), each Series C Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a Partner holding that number of shares of Series C Preferred Stock or fraction thereof into which one Series C Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction if any shares of Series C Preferred Stock or any Series C Preferred Units are then outstanding if the terms thereof are inconsistent with the foregoing. In the event of any conflict between the provisions of this Section 9(c)(ii) and Sections 7.3 or
14.1 or Article 16 of the Agreement, the provisions of this Section 9(c)(ii) shall control.

         SECTION 10. No Conversion Rights. The holders of the Series C Preferred Units shall not have any rights to convert such Units into Units of any other class or series of Units or into any other securities of, or interest in, the Partnership.

         SECTION 11. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series C Preferred Units.

         SECTION 12. No Preemptive or Other Rights. The holders of Series C Preferred Units shall have no preemptive rights, including preemptive rights with respect to any Units or other Partnership Interest of the Partnership convertible into or carrying rights or options to purchase any such Series C Preferred Units and including the provisions of Section 4.4 of the Agreement.


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